Exhibit 10.27

CERTAIN MATERIAL (INDICATED BY AN ASTERISK [***]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AWARD/CONTRACT		1.	This Contract Is A Rated Order Under DPAS (15 CFR 700)			Rating DOA2	Page 1 of 40 Pages
2. Contract (Proc. Inst. Ident.) No.		3.	Effective Date			4. Requisition/Purchase Request/Project No.
W31P4Q-11-D-0032			2011MAR01			SEE SCHEDULE
5. Issued By		Code	W31P4Q	6. Administered By (If Other Than Item 5)		Code		S0512A

US ARMY CONTRACTING COMMAND CCAM-AP-C VALERIE L TIPTON (256) 313-4106 AMCOM CONTRACTING CENTER REDSTONE ARSENAL AL 35898-5280				DCMA LOS ANGELES PO BOX 9608 MISSION HILLS CA 91346-9608

e-mail address: VALERIE.TIPTON@US.ARMY.MIL				SCD C PAS NONE ADP PT HQ0339
7. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)						8. Delivery

AEROVIRONMENT, INC.						☐ FOB Origin ☒ Other (See Below)
181 W HUNTINGTON DR STE 202
MONROVIA, CA 91016-1456						9. Discount For Prompt Payment

						10. Submit Invoices		Item
TYPE BUSINESS: Other Small Business Performing in U.S.						(4 Copies Unless Otherwise Specified) To		12
Code 60107		Facility Code				The Address Shown In:

11. Ship To/Mark For			Code		12. Payment Will Be Made By		Code	HQ0339
SEE SCHEDULE					DFAS-COLUMBUS CENTER DFAS-CO WEST ENTITLEMENT OPERATIONS P.O. BOX 182381 COLUMBUS, OH 43218-2301

13. Authority For Using Other Than Full And Open Competition:					14. Accounting And Appropriation Data
☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )
15A. Item No.		15B. Supplies/Services			15C. Quantity	15D. Unit	15E. Unit Price	15F. Amount
SEE SCHEULE		CONTRACT TYPE: Cost-Plus-Fixed-Fee			KIND OF CONTRACT: Research and Development Contracts
Contract Expiration Date: 2016FEB28					15G. Total Amount Of Contract			$0.00
16. Table Of Contents
(X)	Sec.	Description	Page(s)	(X)	Sec.	Description		Page(s)
		Part I — The Schedule				Part II — Contract Clauses
X	A	Solicitation/Contract Form	1	X	I			28
X	B	Supplies or Services and Prices/Costs	3	Part III — List of Documents, Exhibits, And Other Attachments
X	C	Description/Specs./Work Statement	9	X	J	List of Attachments		40
X	D	Packaging and Marking	19	Part IV — Representations And Instructions
X	E	Inspection and Acceptance	20		K	Representations, Certifications, and
X	F	Deliveries or Performance	21			Other Statements of Offerors
X	G	Contract Administration Data	22		L	Instrs., Conds., and Notices to Offerors
X	H	Special Contract Requirements	24		M	Evaluation Factors for Award
Contracting Officer Will Complete Item 17 Or 18 As Applicable

17. ☒ Contractor’s Negotiated Agreement   (Contractor Is required to sign  this document and return 2 signed copies to issuing office.)  Contractor agrees to furnish and deliver all items or performed all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein.  The rights and obligations of the parties to this contract shall be subject to and governed by the following documents:  (a) this award/contract, (b) the solicitation, if any and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.  (Attachments are listed herein).

18. ☐ Award (Contractor Is not required to sign this document.)  Your offer on Solicitation Number                                                   , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets.  This award consummates the contract which consists of the following documents:  (a) the Government’s solicitation and your offer, and (b) this award/contract.  No further contractual document is necessary.

19A. Name And Title Of Signer (Type Or Print) AEROVIRONMENT, INC. [***]				20A. Name Of Contracting Officer TONYA WOOD TONYA.WOODS@US.ARMY.MIL (256) 876-2112

19B. Name of Contractor			19C. Date Signed	20B. United States Of America				20C. Date Signed

By		/SIGNED/	2011MAR01	By		/SIGNED/		2011MAR01
(Signature of person authorized to sign)				(Signature of person authorized to sign)

AUTHORIZED FOR LOCAL REPRODUCTION	Standard Form 26 (Rev.4/2008)
Prescribed by GSA — FAR (48 CFR) 53.21 4(a)

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001	LMAMS LABOR				HR

SECURITY CLASS: Unclassified

	MINIMUM	TO	MAXIMUM

	[***] Hours	[***] Hours

This CLIN is to support the requirement specified in the PWS which is incorporated via Attachment 0001. This is an Indefinite Quantity Contract in accordance with FAR Clause 52.216-22. Funds will be obligated upon the issuance of each Task Order. The Government will be obligated upon the issuance of each task order. The Government will only be obligated to order the initial task quantity. The Government is not obligated to issue any additional orders against this contract; however, the government reserves the right to order up to the total maximum quantity of the contract.

The Government’s minimum quantity to be awarded simultaneously with the award of the contract is the [***] labor hours for Task 0001. The Government’s maximum quantity is [***] labor hours for the complete requirement (all tasks).

The level of effort required to support the requirement specified in the SOW (Attachment 0001) is shown below:

	Direct Labor**	$	[***]
	Fixed Fee	$	[***]
	Total CPFF	$	[***]

**Amount shown includes labor, labor overhead, G&A and fee.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

The period of performance is five (5) years after contract award.

(End of narrative F001)

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

0002	LMAMS MATERIAL	LO

SECURITY CLASS: Unclassified

$[***]

Material purchases will be on a cost reimbursable no fee basis. This CLIN represents material necessary/ incidental in the performance of the Performance Work Statement which is incorporated via Attachment 0001.

Total Material $[***]

Amount shown include material, material overhead and G&A costs on material.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

The period of performance is five (5) years after contract award.

(End of narrative F001)

0003	LMAMS TRAVEL	LO

SECURITY CLASS: Unclassified

$[***]

Travel will be on a cost reimbursable no fee basis. This CLIN represents travel necessary to perform the various tasks called out in the Performance Work Statement which is incorporated via Attachment 0001.

Total Travel $[***]

Amount shown include travel and G&A costs on travel.

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

The period of performance is five (5) years after contract award.

(End of narrative F001)

0004	LMAMS CONTRACTOR MANPOWER REPORTING	LO	$	** NSP **	$	** NSP **

SECURITY CLASS: Unclassified

Reference Performance Work Statement, Attachment 0001 for Contractor Manpower Reporting implementation language.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

The period of performance is five (5) years after contract award.

(End of narrative F001)

0005	LMAMS CONTRACT DATA REQUIREMENT LIST	LO	$	** NSP **	$	** NSP **

SECURITY CLASS: Unclassified

Data and reports in accordance with the Contract Data Requirements List, DD Form 1423, Exhibit A.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

The period of performance is five (5) years after

contract award.

(End of narrative F001)

	Regulatory Cite	Title	Date

B-1	52.209-4709	ATTAINMENT OF OBJECTIVES (USAAMCOM)	JUN/1997

The quality and depth of effort required for the attainment of the objectives of this contract shall be performed by personnel possessing not less than the level of qualifications proposed by the contractor and considered by the Government in the award of this contract.

(End of Clause)

B-2 AUTHORIZED ORDERING AGENCIES

a. The following Government Agencies are authorized to issue task/delivery orders under this Indefinite Delivery-Indefinite Quantity contract:

Army Contracting Command- Redstone

Redstone Arsenal, AL 35898

b. The U.S. Army Contracting Command, Army Contracting Command-Redstone may modify this Indefinite Quantity contract with a modification authorizing or deleting additional ordering agencies.

B-3 ESTIMATED COST, FIXED FEE AND PAYMENT

In consideration for its undertakings under the resulting contract, the Government shall pay to the Contractor the cost thereof determined by the Contracting Officer to be allowable and a fixed fee on labor, subject to the following:

a. The cost of labor for performing this contract (including all tasks) shall be reimbursed in accordance with the clauses entitled “Allowable Cost and Payment” and “Fixed Fee” of the General Provisions (Section I) of this contract. The fixed fee for the basic award is set forth in this section. The fixed fee per hour amount shall be set forth in each task order in which labor hours are purchased. Such fee shall be paid as it accrues in monthly and/or bi-monthly installments. Each installment, thus payable, shall be based upon the number of labor hours incurred and billed during such period. The maximum available fixed fee is based upon the number of hours awarded, with fixed fee being paid only for hours actually worked.

b. The cost of material and travel for performing this contract (including all tasks) shall be reimbursed in accordance with the clause entitled “Allowable Cost and Payment” of the General Provisions (Section I) of the resulting contract. No fixed fee shall be paid on material or travel. Domicile to workplace travel will not be an allowable cost.

c. Indirect Costs: Interim reimbursable for Indirect Costs shall be on the basis of the billing rates as agreed upon between the Contractor and the Cognizant Administrative Contracting Officer. Final rates will be determined by audit.

B-4 ESTIMATED COST SCHEDULE

a. The estimated total cost (less Fixed Fee) of the resulting contract (including labor, material, travel and any ODC) is $[***]. Fixed Fee, applicable to labor cost only, pursuant to paragraph B-2 above, is $[***].  The estimated cost and fee associated with the task shall be stated in the task order in which the task is awarded. Pricing of the task order shall be as stated in B-2 above.

b. The “Limitation of Cost” (FAR 52.232-20) clause of the General Provisions, Section I, shall apply to the above estimated total cost of the contract and to the total estimated cost of each task. It is agreed that the notice required by paragraph (b) of FAR 52.232-20, “Limitation of Cost” shall be made at the individual task cost level rather than the total contract cost level.

B-5 CONTRACT CEILING

The total contract ceiling for this Indefinite Delivery Indefinite Quantity/Cost Contract is $39,267,040.00. The contract ceiling for each CLIN is as follows:

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CLIN 0001	Labor	$	[***]
CLIN 0002	Material	$	[***]
CLIN 0003	Travel	$	[***]
CLIN 0004	CMR	$	[***]
CLIN 0005	CDRL	$	[***]

*** END OF NARRATIVE B0002 ***

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

	Regulatory Cite	Title	Date

C-1	52.223-4701	NOTICE TO OFFERORS - USE OF CLASS I OZONE-DEPLETING SUBSTANCES (ASSISTANT SECRETARY OF THE ARMY RDA) (USAAMCOM)	JUN/1993

(a) In accordance with Section 326 of P.L. 102-484, the Government is prohibited from awarding any contract which includes a specification or standard that requires the use of a Class I ozone-depleting substance (ODS) identified in Section 602(a) of the Clean Air Act, (42 U.S.C. 767a(1), or that can be met only through the use of such a substance unless such use has been approved, on an individual basis, by a senior acquisition official who determines that there is no suitable substitute available.

(b) To comply with this statute, the Government has conducted a best efforts screening of the specifications and standards associated with this acquisition to determine whether they contain any ODS requirements. To the extent that ODS requirements were revealed by this review they are identified below with the disposition determined in each case.

(c) If offerors possess any special knowledge about any other ODSs required directly or indirectly at any level of contract performance, the U.S. Army would appreciate if such information was surfaced to the Contracting Officer for appropriate action. To preclude delay to the procurement, offerors should provide any information as soon as possible after release of the solicitation and prior to the submission of offers to the extent practicable. It should be understood that there is no obligation on offerors to comply with this request and that no compensation can be provided for doing so.

ODS Identified	Specification/Standard	Disposition

None	None	None

(End of Clause)

C-2	52.222-4700	CONTRACTOR EMPLOYEES (USAAMCOM)	JUN/1997

a. The Government shall not exercise supervision or control over contractor employees performing services under this contract. Such contractor employees shall be accountable, not to the Government, but solely to the contractor who, in turn, shall be accountable to the Government.

b. Contractor employees must conform to local and other applicable regulations. Contractor shall take appropriate personnel action as required in the event employees become involved with civilian or military law enforcement authorities.

(End of Clause)

C-3	52.246-4707	SUBCONTRACT WARRANTY (USAAMCOM)	JUN/1997

The contractor agrees to extend to the Government any warranty(s) received from any subcontractor as a result of any work performed under orders issued against this agreement. The contractor shall not bargain for warranties nor include the cost of such warranties in the contract price unless such subcontracts are approved by the PCO.

(End of Clause)

C-4 SERVICES TO BE PERFORMED UNDER STATEMENT OF WORK

The services to be performed shall be in accordance with Attachment 0001, Statement of Work (SOW), entitled “Technology Development and Integration Program for a Lethal Miniature Aerial Munition System” and other documents set forth in Section J - List of Attachments. Attachment 0001 is the general Statement of Work to be followed. Each task order issued will have a Statement of Work within the framework of Attachment 0001.

*** END OF NARRATIVE C0001 ***

C-6 WAGE DETERMINATION - APPLICABLE TO SERVICE CONTRACT ACT OF 1965 AS AMENDED

Any employees proposed in response to the solicitation that are governed by the Service Contract Act will be paid in accordance with the applicable wage determination for the county and state in which the work is performed. Below is the wage determination anticipated to be incorporated into the resulting contract which includes the counties that govern Los Angeles, Orange:

WD 05-2047 (Rev.-9) was first posted on www.wdol.gov on 06/02/2009

************************************************************************************

REGISTER OF WAGE DETERMINATIONS UNDER THE SERVICE CONTRACT ACT By direction of the Secretary of Labor	U.S. DEPARTMENT OF LABOR EMPLOYMENT STANDARDS ADMINISTRATION WAGE AND HOUR DIVISION WASHINGTON D.C. 20210
	Wage Determination No.:	2005-2047
Shirley F. Ebbesen Division of	Revision No.:	9
Director Wage Determinations	Date Of Revision:	05/26/2009

State: California

Area: California Counties of Los Angeles, Orange

OCCUPATION NOTES:

Heating, Air Conditioning and Refrigeration: Wage rates and fringe benefits can be found on Wage Determinations 1986-0879.

Laundry:  Wage rates and fringe benefits can be found on Wage Determination 1977-1297.

**Fringe Benefits Required Follow the Occupational Listing**

OCCUPATION CODE - TITLE	FOOTNOTE	RATE

01000 - Administrative Support And Clerical Occupations
01011 - Accounting Clerk I		14.59
01012 - Accounting Clerk II		16.38
01013 - Accounting Clerk III		18.61
01020 - Administrative Assistant		26.82
01040 - Court Reporter		19.38
01051 - Data Entry Operator I		12.05
01052 - Data Entry Operator II		13.15
01060 - Dispatcher, Motor Vehicle		22.41
01070 - Document Preparation Clerk		13.66
01090 - Duplicating Machine Operator		13.66
01111 - General Clerk I		10.69
01112 - General Clerk II		14.92
01113 - General Clerk III		16.67
01120 - Housing Referral Assistant		21.90

[***]      Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

01141 - Messenger Courier	10.62
01191 - Order Clerk I	16.98
01192 - Order Clerk II	18.53
01261 - Personnel Assistant (Employment) I	17.26
01262 - Personnel Assistant (Employment) II	19.31
01263 - Personnel Assistant (Employment) III	22.26
01270 - Production Control Clerk	23.51
01280 - Receptionist	14.51
01290 - Rental Clerk	15.10
01300 - Scheduler, Maintenance	16.84
01311 - Secretary I	16.84
01312 - Secretary II	19.17
01313 - Secretary III	21.90
01320 - Service Order Dispatcher	19.54
01410 - Supply Technician	26.82
01420 - Survey Worker	19.38
01531 - Travel Clerk I	14.25
01532 - Travel Clerk II	15.43
01533 - Travel Clerk III	16.57
01611 - Word Processor I	15.03
01612 - Word Processor II	16.87
01613 - Word Processor III	18.76
05000 - Automotive Service Occupations
05005 - Automobile Body Repairer, Fiberglass	22.94
05010 - Automotive Electrician	21.60
05040 - Automotive Glass Installer	20.29
05070 - Automotive Worker	20.29
05110 - Mobile Equipment Servicer	18.66
05130 - Motor Equipment Metal Mechanic	22.94
05160 - Motor Equipment Metal Worker	20.29
05190 - Motor Vehicle Mechanic	22.94
05220 - Motor Vehicle Mechanic Helper	17.90
05250 - Motor Vehicle Upholstery Worker	19.86
05280 - Motor Vehicle Wrecker	20.29
05310 - Painter, Automotive	21.60
05340 - Radiator Repair Specialist	20.29
05370 - Tire Repairer	15.47
05400 - Transmission Repair Specialist	22.94
07000 - Food Preparation And Service Occupations
07010 - Baker	12.21
07041 - Cook I	12.91
07042 - Cook II	14.31
07070 - Dishwasher	9.89
07130 - Food Service Worker	10.85
07210 - Meat Cutter	15.92
07260 - Waiter/Waitress	9.85
09000 - Furniture Maintenance And Repair Occupations
09010 - Electrostatic Spray Painter	18.59
09040 - Furniture Handler	12.42
09080 - Furniture Refinisher	18.59
09090 - Furniture Refinisher Helper	14.82
09110 - Furniture Repairer, Minor	17.04
09130 - Upholsterer	18.59
11000 - General Services And Support Occupations
11030 - Cleaner, Vehicles	11.19
11060 - Elevator Operator	11.19
11090 - Gardener	17.46
11122 - Housekeeping Aide	11.44
11150 - Janitor	13.27
11210 - Laborer, Grounds Maintenance	13.09
11240 - Maid or Houseman	9.36
11260 - Pruner	13.27
11270 - Tractor Operator	15.57
11330 - Trail Maintenance Worker	13.09
11360 - Window Cleaner	15.03

[***]      Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

12000 - Health Occupations
12010 - Ambulance Driver		17.82
12011 - Breath Alcohol Technician		17.82
12012 - Certified Occupational Therapist Assistant		26.03
12015 - Certified Physical Therapist Assistant		25.97
12020 - Dental Assistant		16.41
12025 - Dental Hygienist		38.30
12030 - EKG Technician		26.48
12035 - Electroneurodiagnostic Technologist		26.48
12040 - Emergency Medical Technician		17.82
12071 - Licensed Practical Nurse I		16.75
12072 - Licensed Practical Nurse II		18.77
12073 - Licensed Practical Nurse III		22.42
12100 - Medical Assistant		14.82
12130 - Medical Laboratory Technician		19.73
12160 - Medical Record Clerk		15.93
12190 - Medical Record Technician		17.82
12195 - Medical Transcriptionist		17.59
12210 - Nuclear Medicine Technologist		34.87
12221 - Nursing Assistant I		9.63
12222 - Nursing Assistant II		10.82
12223 - Nursing Assistant III		11.81
12224 - Nursing Assistant IV		13.26
12235 - Optical Dispenser		16.65
12236 - Optical Technician		15.71
12250 - Pharmacy Technician		17.34
12280 - Phlebotomist		13.26
12305 - Radiologic Technologist		24.54
12311 - Registered Nurse I		30.80
12312 - Registered Nurse II		37.68
12313 - Registered Nurse II, Specialist		37.68
12314 - Registered Nurse III		45.63
12315 - Registered Nurse III, Anesthetist		45.63
12316 - Registered Nurse IV		54.69
12317 - Scheduler (Drug and Alcohol Testing)		22.81
13000 - Information And Arts Occupations
13011 - Exhibits Specialist I		24.83
13012 - Exhibits Specialist II		30.76
13013 - Exhibits Specialist III		37.63
13041 - Illustrator I		25.31
13042 - Illustrator II		31.37
13043 - Illustrator III		38.35
13047 - Librarian		30.36
13050 - Library Aide/Clerk		16.49
13054 - Library Information Technology Systems		26.57
Administrator
13058 - Library Technician		21.38
13061 - Media Specialist I		18.51
13062 - Media Specialist II		20.69
13063 - Media Specialist III		23.07
13071 - Photographer I		17.95
13072 - Photographer II		20.08
13073 - Photographer III		26.61
13074 - Photographer IV		33.56
13075 - Photographer V		40.61
13110 - Video Teleconference Technician		18.25
14000 - Information Technology Occupations
14041 - Computer Operator I		17.32
14042 - Computer Operator II		19.38
14043 - Computer Operator III		22.89
14044 - Computer Operator IV		25.73
14045 - Computer Operator V		25.80
14071 - Computer Programmer I	(see 1)	24.93
14072 - Computer Programmer II	(see 1)
14073 - Computer Programmer III	(see 1)

14074 - Computer Programmer IV	(see 1)
14101 - Computer Systems Analyst I	(see 1)
14102 - Computer Systems Analyst II	(see 1)
14103 - Computer Systems Analyst III	(see 1)
14150 - Peripheral Equipment Operator		17.32
14160 - Personal Computer Support Technician		25.73
15000 - Instructional Occupations
15010 - Aircrew Training Devices Instructor (Non-Rated)		34.08
15020 - Aircrew Training Devices Instructor (Rated)		41.23
15030 - Air Crew Training Devices Instructor (Pilot)		49.43
15050 - Computer Based Training Specialist / Instructor		34.08
15060 - Educational Technologist		32.81
15070 - Flight Instructor (Pilot)		49.43
15080 - Graphic Artist		25.66
15090 - Technical Instructor		23.72
15095 - Technical Instructor/Course Developer		29.02
15110 - Test Proctor		19.15
15120 - Tutor		19.15
19000 - Machine Tool Operation And Repair Occupations
19010 - Machine-Tool Operator (Tool Room)		18.52
19040 - Tool And Die Maker		23.95
21000 - Materials Handling And Packing Occupations
21020 - Forklift Operator		14.46
21030 - Material Coordinator		23.51
21040 - Material Expediter		23.51
21050 - Material Handling Laborer		13.02
21071 - Order Filler		13.31
21080 - Production Line Worker (Food Processing)		14.46
21110 - Shipping Packer		15.08
21130 - Shipping/Receiving Clerk		15.08
21140 - Store Worker I		11.30
21150 - Stock Clerk		16.13
21210 - Tools And Parts Attendant		14.46
21410 - Warehouse Specialist		14.46
23000 - Mechanics And Maintenance And Repair Occupations
23010 - Aerospace Structural Welder		30.78
23021 - Aircraft Mechanic I		29.10
23022 - Aircraft Mechanic II		30.78
23023 - Aircraft Mechanic III		31.94
23040 - Aircraft Mechanic Helper		20.38
23050 - Aircraft, Painter		24.41
23060 - Aircraft Servicer		23.55
23080 - Aircraft Worker		24.58
23110 - Appliance Mechanic		19.52
23120 - Bicycle Repairer		15.47
23125 - Cable Splicer		29.85
23130 - Carpenter, Maintenance		27.29
23140 - Carpet Layer		19.20
23160 - Electrician, Maintenance		30.18
23181 - Electronics Technician Maintenance I		23.38
23182 - Electronics Technician Maintenance II		24.90
23183 - Electronics Technician Maintenance III		26.53
23260 - Fabric Worker		23.38
23290 - Fire Alarm System Mechanic		20.30
23310 - Fire Extinguisher Repairer		18.25
23311 - Fuel Distribution System Mechanic		25.48
23312 - Fuel Distribution System Operator		19.48
23370 - General Maintenance Worker		23.26
23380 - Ground Support Equipment Mechanic		29.10
23381 - Ground Support Equipment Servicer		23.55
23382 - Ground Support Equipment Worker		24.58
23391 - Gunsmith I		18.25
23392 - Gunsmith II		21.11
23393 - Gunsmith III		23.87
23430 - Heavy Equipment Mechanic		26.97

23440 - Heavy Equipment Operator	31.04
23460 - Instrument Mechanic	25.70
23465 - Laboratory/Shelter Mechanic	22.49
23470 - Laborer	12.49
23510 - Locksmith	18.81
23530 - Machinery Maintenance Mechanic	24.65
23550 - Machinist, Maintenance	25.41
23580 - Maintenance Trades Helper	14.82
23591 - Metrology Technician I	25.70
23592 - Metrology Technician II	27.13
23593 - Metrology Technician III	29.73
23640 - Millwright	25.45
23710 - Office Appliance Repairer	20.86
23760 - Painter, Maintenance	21.05
23790 - Pipefitter, Maintenance	23.40
23810 - Plumber, Maintenance	22.04
23820 - Pneudraulic Systems Mechanic	23.87
23850 - Rigger	26.81
23870 - Scale Mechanic	21.11
23890 - Sheet-Metal Worker, Maintenance	22.13
23910 - Small Engine Mechanic	18.70
23931 - Telecommunications Mechanic I	24.92
23932 - Telecommunications Mechanic II	26.39
23950 - Telephone Lineman	24.18
23960 - Welder, Combination, Maintenance	19.75
23965 - Well Driller	23.18
23970 - Woodcraft Worker	21.73
23980 - Woodworker	16.81
24000 - Personal Needs Occupations
24570 - Child Care Attendant	13.05
24580 - Child Care Center Clerk	16.03
24610 - Chore Aide	10.57
24620 - Family Readiness And Support Services	15.39
Coordinator
24630 - Homemaker	19.21
25000 - Plant And System Operations Occupations
25010 - Boiler Tender	26.22
25040 - Sewage Plant Operator	26.21
25070 - Stationary Engineer	26.22
25190 - Ventilation Equipment Tender	18.34
25210 - Water Treatment Plant Operator	26.21
27000 - Protective Service Occupations
27004 - Alarm Monitor	23.77
27007 - Baggage Inspector	12.80
27008 - Corrections Officer	29.13
27010 - Court Security Officer	30.28
27030 - Detection Dog Handler	23.77
27040 - Detention Officer	29.13
27070 - Firefighter	29.97
27101 - Guard I	12.80
27102 - Guard II	23.77
27131 - Police Officer I	35.71
27132 - Police Officer II	39.68
28000 - Recreation Occupations
28041 - Carnival Equipment Operator	12.76
28042 - Carnival Equipment Repairer	13.74
28043 - Carnival Equipment Worker	9.67
28210 - Gate Attendant/Gate Tender	14.09
28310 - Lifeguard	13.26
28350 - Park Attendant (Aide)	15.76
28510 - Recreation Aide/Health Facility Attendant	11.11
28515 - Recreation Specialist	18.75
28630 - Sports Official	12.55
28690 - Swimming Pool Operator	16.97
29000 - Stevedoring/Longshoremen Occupational Services

29010 - Blocker And Bracer		21.53
29020 - Hatch Tender		21.53
29030 - Line Handler		21.53
29041 - Stevedore I		20.46
29042 - Stevedore II		22.93
30000 - Technical Occupations
30010 - Air Traffic Control Specialist, Center (HFO)	(see 2)	39.06
30011 - Air Traffic Control Specialist, Station (HFO)	(see 2)	27.98
30012 - Air Traffic Control Specialist, Terminal (HFO)	(see 2)	29.66
30021 - Archeological Technician I		20.47
30022 - Archeological Technician II		22.01
30023 - Archeological Technician III		31.33
30030 - Cartographic Technician		31.33
30040 - Civil Engineering Technician		28.07
30061 - Drafter/CAD Operator I		22.60
30062 - Drafter/CAD Operator II		25.28
30063 - Drafter/CAD Operator III		28.18
30064 - Drafter/CAD Operator IV		34.68
30081 - Engineering Technician I		18.14
30082 - Engineering Technician II		20.37
30083 - Engineering Technician III		22.78
30084 - Engineering Technician IV		28.23
30085 - Engineering Technician V		34.88
30086 - Engineering Technician VI		41.77
30090 - Environmental Technician		25.20
30210 - Laboratory Technician		21.03
30240 - Mathematical Technician		30.84
30361 - Paralegal/Legal Assistant I		21.17
30362 - Paralegal/Legal Assistant II		26.22
30363 - Paralegal/Legal Assistant III		32.07
30364 - Paralegal/Legal Assistant IV		38.81
30390 - Photo-Optics Technician		30.84
30461 - Technical Writer I		23.03
30462 - Technical Writer II		28.18
30463 - Technical Writer III		34.09
30491 - Unexploded Ordnance (UXO) Technician I		24.82
30492 - Unexploded Ordnance (UXO) Technician II		30.03
30493 - Unexploded Ordnance (UXO) Technician III		36.00
30494 - Unexploded (UXO) Safety Escort		24.82
30495 - Unexploded (UXO) Sweep Personnel		24.82
30620 - Weather Observer, Combined Upper Air Or	(see 2)	27.65
Surface Programs
30621 - Weather Observer, Senior	(see 2)	30.72
31000 - Transportation/Mobile Equipment Operation Occupations
31020 - Bus Aide		13.63
31030 - Bus Driver		19.62
31043 - Driver Courier		12.90
31260 - Parking and Lot Attendant		8.83
31290 - Shuttle Bus Driver		14.07
31310 - Taxi Driver		12.03
31361 - Truckdriver, Light		14.07
31362 - Truckdriver, Medium		20.63
31363 - Truckdriver, Heavy		21.78
31364 - Truckdriver, Tractor-Trailer		21.78
99000 - Miscellaneous Occupations
99030 - Cashier		12.13
99050 - Desk Clerk		12.65
99095 - Embalmer		21.08
99251 - Laboratory Animal Caretaker I		10.66
99252 - Laboratory Animal Caretaker II		11.63
99310 - Mortician		34.35
99410 - Pest Controller		15.17
99510 - Photofinishing Worker		14.87

99710 - Recycling Laborer	19.12
99711 - Recycling Specialist	22.43
99730 - Refuse Collector	17.05
99810 - Sales Clerk	15.57
99820 - School Crossing Guard	9.51
99830 - Survey Party Chief	34.71
99831 - Surveying Aide	19.43
99832 - Surveying Technician	25.56
99840 - Vending Machine Attendant	12.77
99841 - Vending Machine Repairer	14.67
99842 - Vending Machine Repairer Helper	12.77

ALL OCCUPATIONS LISTED ABOVE RECEIVE THE FOLLOWING BENEFITS:

HEALTH & WELFARE: $3.35 per hour or $134.00 per week or $580.66 per month

VACATION: 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 5 years, and 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 29 CFR 4.173)

HOLIDAYS: A minimum of ten paid holidays per year, New Year’s Day, Martin Luther King Jr’s Birthday, Washington’s Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.) (See 29 CFR 4174)

THE OCCUPATIONS WHICH HAVE NUMBERED FOOTNOTES IN PARENTHESES RECEIVE THE FOLLOWING:

1) COMPUTER EMPLOYEES: Under the SCA at section 8(b), this wage determination does not apply to any employee who individually qualifies as a bona fide executive, administrative, or professional employee as defined in 29 C.F.R. Part 541. Because most Computer System Analysts and Computer Programmers who are compensated at a rate not less than $27.63 (or on a salary or fee basis at a rate not less than $455 per week) an hour would likely qualify as exempt computer professionals, (29 C.F.R. 541. 400) wage rates may not be listed on this wage determination for all occupations within those job families. In addition, because this wage determination may not list a wage rate for some or all occupations within those job families if the survey data indicates that the prevailing wage rate for the occupation equals or exceeds $27.63 per hour conformances may be necessary for certain nonexempt employees. For example, if an individual employee is nonexempt but nevertheless performs duties within the scope of one of the Computer Systems Analyst or Computer Programmer occupations for which this wage determination does not specify an SCA wage rate, then the wage rate for that employee must be conformed in accordance with the conformance procedures described in the conformance note included on this wage determination.

Additionally, because job titles vary widely and change quickly in the computer industry, job titles are not determinative of the application of the computer professional exemption. Therefore, the exemption applies only to computer employees who satisfy the compensation requirements and whose primary duty consists of:

(1) The application of systems analysis techniques and procedures, including consulting with users, to determine hardware, software or system functional specifications;

(2) The design, development, documentation, analysis, creation, testing or modification of computer systems or programs, including prototypes, based on and related to user or system design specifications;

(3) The design, documentation, testing, creation or modification of computer programs related to machine operating systems; or

(4) A combination of the aforementioned duties, the performance of which requires the same level of skills. (29 C.F.R. 541.400).

2) AIR TRAFFIC CONTROLLERS AND WEATHER OBSERVERS - NIGHT PAY & SUNDAY PAY: If you work at night as part of a regular tour of duty, you will earn a night differential and receive an additional 10% of basic pay for any hours worked between 6pm and 6am. If you are a full-time employed (40 hours a week) and Sunday is part of your regularly scheduled workweek, you are paid at your rate of basic pay plus a Sunday premium of 25% of your basic rate for each hour of Sunday work which is not overtime (i.e. occasional work on Sunday outside the normal tour of duty is considered overtime work).

HAZARDOUS PAY DIFFERENTIAL: An 8 percent differential is applicable to employees employed in a position that represents a high degree of hazard when working with or in close proximity to ordinance, explosives, and incendiary materials. This includes work such as screening, blending, dying, mixing, and pressing of sensitive ordance, explosives, and pyrotechnic compositions such as lead azide, black powder and photoflash powder. All dry-house activities involving propellants or explosives.  Demilitarization, modification, renovation, demolition, and maintenance operations on sensitive ordnance, explosives and incendiary materials. All operations involving regrading and cleaning of artillery ranges.

A 4 percent differential is applicable to employees employed in a position that represents a low degree of hazard when working with, or in close proximity to ordance, (or employees possibly adjacent to) explosives and incendiary materials which involves potential injury such as laceration of hands, face, or arms of the employee engaged in the operation, irritation of the skin, minor burns and the like; minimal damage to immediate or adjacent work area or equipment being used.  All operations involving, unloading, storage, and hauling of ordance, explosive, and incendiary ordnance material other than small arms ammunition. These differentials are only applicable to work that has been specifically designated by the agency for ordance, explosives, and incendiary material differential pay.

** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms. In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $3.35 per week (or $.67 cents per day). However, in those instances where the uniforms furnished are made of “wash and wear” materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.

The duties of employees under job titles listed are those described in the “Service Contract Act Directory of Occupations”, Fifth Edition, April 2006, unless otherwise indicated. Copies of the Directory are available on the Internet. A links to the Directory may be found on the WHD home page at http://www.dol.gov/esa/whd/ or through the Wage Determinations On-Line (WDOL) Web site at http://wdol.gov/.

REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE {Standard Form 1444 (SF 1444)}

Conformance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. {See Section 4.6 (C)(vi)} When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed.

The process for preparing a conformance request is as follows:

1) When preparing the bid, the contractor identifies the need for a conformed occupation(s) and computes a proposed rate(s).

2) After contract award, the contractor prepares a written report listing in order proposed classification title(s), a Federal grade equivalency (FGE) for each proposed classification(s), job description(s), and rationale for proposed wage rate(s), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.

3) The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency’s recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review. (See section 4.6(b)(2) of Regulations 29 CFR Part 4).

4) Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

5) The contracting officer transmits the Wage and Hour decision to the contractor.

6) The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the “Service Contract Act Directory of Occupations” (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.

*** END OF NARRATIVE C0002 ***

SECTION D - PACKAGING AND MARKING

	Regulatory Cite	Title	Date

D-1	52.208-4700	REPLACEMENT PRESERVATIVE FOR PENTACHLOROPHENOL (USAAMCOM)	JUN/1997

If packaging requirements of this contract specify the use of wood products and a preservative is required, Pentachlorophenol, commonly referred to as “Penta” or “PCP” is prohibited. Replacement preservatives are 2 percent copper naphthenate, 3 percent zinc naphthenate or 1.8 percent copper 8 quinolinolate.

(End of clause)

D-2	52.208-4701	WOOD PACKING MATERIALS REQUIREMENTS	JUL/2007

A. Wood packaging material (WPM) means wood pallets, skids, load boards, pallet collars, wooden boxes, reels, dunnage, crates, frame and cleats. The definition excludes materials that have undergone a manufacturing process, such as corrugated fiberboard, plywood, particleboard, veneer, and oriented strand board (OSD).

B. All Wood Packaging Material (WPM)) acquired by DOD must meet requirements of International Standards for Phytosanitary Measures (ISPM) 15, “Guidelines for Regulating Wood Packaging Materials International Trade.” DOD shipments inside and outside of the United States must meet ISPM 15 whenever WPM is used to ship DOD cargo.

(1) All WPM shall comply with the official quality control program for heat treatment (HT) or kiln dried heat treatment (KD HT) in accordance with American Lumber Standard Committee, incorporated (ALSC) Wood Packaging Material Program and WPM Enforcement Regulations (see http://www.alsc.org/).

(2) All WPM shall include certification/quality markings in accordance with the ALSC standard. Marking shall be placed in an unobstructed area that will be readily visible to inspectors. Pallet markings shall be applied to the stringer or block on diagonally opposite sides of the pallet and be contrasting and clearly visible. All containers shall be marked on a side other than the top or bottom, contrasting and clearly visible. All dunnage used in configuring and/or securing the load shall also comply with ISPM 15 and be marked with an ALSC approved DUNNAGE stamp.

C. Failure to comply with the requirements of this restriction may result in refusal, destruction, or treatment at entry. The Agency reserves the right to recoup from the Contractor any remediation costs incurred by the Government.

D. Replacement Preservative for Pentachlorophenol

If packaging requirements of this contract specify the use of wood products and a preservative is required, Pentachlorophenol, commonly referred to as “Penta” or “PCP” is prohibited. Replacement preservatives are 2 percent copper naphthenate, 3 percent zinc naphthenate or 1.8 percent copper 8 quinolinolate.

(1) Heat Treatment: Boxes/pallets and any wood used as inner packaging made of non-manufactured wood shall be heat-treated. All non-manufactured wood used in packaging shall be heat treated to a core temperature of 56 degrees Celsius for a minimum of 30 minutes. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall be affiliated with an inspection agency accredited by the board of review of the American Lumber Standard Committee. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall ensure traceability to the original source of heat treatment.

(2) Marking: Each box/pallet shall be marked to show the conformance to the International Plant Protection Convention Standard. The quality mark shall be placed on both ends of the outer packaging, between the end cleats or end battens: on two sides of the pallet. Foreign manufacturers shall have the heat treatment of non-manufactured wood process verified in accordance with their National Plant Protection Organization’s compliance program. In addition, wood used as dunnage for blocking and bracing shall be ordered with ALSC certified marking for dunnage or the markings may be applied locally at two foot intervals.

(End of Clause)

SECTION E - INSPECTION AND ACCEPTANCE

This document incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:

http://farsite.hill.af.mil/VFFARA.HTM or http://farsite.hill.af.mil/VFDFARA.HTM or http://farsite.hill.af.mil/VFAFARa.HTM

If the clause requires additional or unique information, then that information is provided immediately after the clause title.

	Regulatory Cite	Title	Date
E-1	52.246-3	INSPECTION OF SUPPLIES—COST-REIMBURSEMENT	MAY/2001
E-2	52.246-5	INSPECTION OF SERVICES—COST-REIMBURSEMENT	APR/1984
E-3	52.246-8	INSPECTION OF RESEARCH AND DEVELOPMENT—COST REIMBURSEMENT	MAY/2001
E-4	52.246-9	INSPECTION OF RESEARCH AND DEVELOPMENT (SHORT FORM)	APR/1984
E-5	52.246-16	RESPONSIBILITY FOR SUPPLIES	APR/1984

E-6	52.246-4705	PREPARATION OF DD FORM 250 (USAAMCOM)	AUG/2001

Material Inspection and Receiving Reports (DD FORM 250) will be prepared and distributed in accordance with DoD FAR Supplement 252.246-7000 and Appendix F. Copies for the purchasing office and inventory control manager will be forwarded to the address in the “Issued By” block on the face of the contractual document. If an individual order contains the clause entitled ‘Warranty of Systems and Equipment under Performance Specifications or Design Criteria’, the statement below shall accompany each copy of the DD Form 250:

Supplies are covered by a warranty for a period of one hundred twenty (120) calendar days after acceptance. If an item is found to be defective, notify Commander, U.S. Army Aviation and Missile Command, Redstone Arsenal, Al 35898, ATTN: AMSAM-RD-SE-QM-AH/GS. Forward an information copy of the notification to the cognizant ACO.

(End of Clause)

SECTION F - DELIVERIES OR PERFORMANCE

This document incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:

http://farsite.hill.af.mil/VFFARA.HTM or http://farsite.hill.af.mil/VFDFARA.HTM or http://farsite.hill.af.mil/VFAFARa.HTM

If the clause requires additional or unique information, then that information is provided immediately after the clause title.

	Regulatory Cite	Title	Date
F-1	52.242-15	STOP-WORK ORDER	AUG/1989
F-2	52.242-17	GOVERNMENT DELAY OF WORK	APR/1984
F-3	52.247-34	F.O.B. DESTINATION	NOV/1991

SECTION G - CONTRACT ADMINISTRATION DATA

	Regulatory Cite	Title	Date
G-1	52.232-4003	INVOICING AND PAYMENT (WAWF) INSTRUCTIONS	JAN/2010

All requests for payment shall be submitted electronically through Wide Area Workflow - Receipt and Acceptance (WAWF). Payment requests include receiving reports, invoice and vouchers. Hardcopy submission of receiving reports and invoices will no longer be accepted.

The contractor shall ensure an Electronic Business point of contact is designated in the Central Contractor Registration at http://www.ccr.gov and register to use WAWF-RA at https://wawf.eb.mil. Vendor training is available at http://www.wawftraining.com. Additional support can be obtained by calling the Army WAWF at 1-877-2-DA-WAWF (1-877-232-9293).

Types of WAWF Documents: Services (Cost Type) - Select Cost Voucher

If none of the above types apply to this contract, please call the Army WAWF help desk at 1-877-2-DA-WAWF (1-877-232-9293).

The following codes will be required to route your receiving reports, invoices and vouchers correctly through WAWF:

CONTRACT NUMBER:  W31P4Q-11-D-0032

DELIVERY ORDER NUMBER:  Refer to DD Form 1155, Block 2.

CAGE CODE:  60107

ISSUE BY DODAAC:  W31P4Q

ADMIN BY DODAAC:  S0512A

ACCEPTOR DODAAC:  W90BWX

SERVICE APPROVER:  W90BWX

DCAA OFFICE DODAAC:  HAA656

Send Additional Email Notifications.

After submitting a document in WAWF, the contractor will be prompted to send additional email notifications. Additional emails are to be sent to the following:

Technical POC - Christina Brantley, email - christina.brantley@us.army.mil

Contracts POC - Lillie Stanford, email - lillie.stanford@us.army.mil

G-2	52.242-4700	CONTRACT ADMINISTRATION (USAAMCOM)	AUG/2001

Administrative Contracting Officer (ACO) functions for this contract are delegated to DCMA Los Angeles. All correspondence of an administrative nature should be forwarded to the ACO, with an information copy to Commander, US Army Contracting Command, Army Contracting Command-Redstone, ATTN: CCAM-RD-B/Lllie Stanford, Redstone Arsenal, AL 35898.

(End of Clause)

G-3	52.215-4715	PLACE OF PERFORMANCE (USAAMCOM)	JUN/1997

The principal place of performance shall be at the contractor’s facility.

(End of Clause)

G-4 DFAS PAYMENT INSTRUCTIONS

The paying office shall ensure that the invoice/voucher is disbursed from each order SubCLIN as indicated on the invoice/voucher. Payment from “Oldest SubCLIN and ACRN first” is NOT AUTHORIZED.

*** END OF NARRATIVE G0001 ***

SECTION H - SPECIAL CONTRACT REQUIREMENTS

	Regulatory Cite	Title	Date
H-1	252.222-7006	RESTRICTIONS ON THE USE OF MANDATORY ARBITRATION AGREEMENTS	DEC/2010

H-2	52.242-4702	TECHNICAL LIAISON AND SURVEILLANCE CLAUSE (USAAMCOM)	JUN/1997

Performance by the Contractor of the technical aspects of this contract shall be under the cognizance of the Director of the Weapons Development and Integration Directorate, appointed Contracting Officer’s Representative (COR), Christina Brantley. All technical liaison with and technical surveillance of the contractor, within the scope of this contract, will be furnished by COR, Christina Brantley, or authorized representative. Communication of technical matters pertaining to this contract shall be directly between the Contractor and the US Army Research, Development and Engineering Command, Aviation and Missile Research, Development and Engineering Center, ATTN: Christina Brantley, Redstone Arsenal, AL, 35898-5000, with a copy of such correspondence to the ACO and PCO.

The above clause is governed by the following:

No change in the scope or within the scope of this contract which would effect a change in any term or provision of this contract shall be made except by a modification executed by the Contracting Officer. The Contractor is responsible to insure that all contractor personnel are knowledgeable and cognizant of this contract provision. Changes to contract effort accepted and performed by contractor personnel outside of the contract without specific authorization of the Contracting Officer shall be the responsibility of the Contractor.

(End of Clause)

H-3	52.204-4706	PROTECTION AND HANDLING OF FOR OFFICIAL USE ONLY INFORMATION (USAAMCOM)	JUN/1997

Information and/or material identified ‘For Official Use Only’ (FOUO) shall be protected and handled in accordance with the following:

a.  DEFINITION. Information that has not been given a security classification pursuant to the criteria of an Executive Order, but which may be withheld from the public for one or more reasons cited in Freedom of Information Act (FOIA) Exemptions 2 through 9 shall be considered as being For Official Use Only. No other material shall be considered or marked ‘For Official Use Only’ (FOUO). FOUO is not authorized as a form of classification to protect national security interests.

b.  SAFEGUARDING FOUO INFORMATION.

(1)  During Duty Hours: During normal working hours information determined to be FOUO shall be placed in an out-of-sight location if visitors, casual traffic and other nongovernment/noncontractor personnel have access to the work area.

(2)  During Nonduty Hours: At the close of business, FOUO records shall be stored so as to preclude unauthorized access. Filing such material with other unclassified records in unlocked files or desks, etc., is adequate when normal U.S. Government or government/contractor internal building security is provided during nonduty hours. When such internal security control is not exercised, locked buildings or rooms normally provide adequate after-hours protection. If such protection is not considered adequate, FOUO material shall be stored in locked receptacles such as file cabinets, desks or bookcases.

c.  TRANSMISSION OF FOUO INFORMATION. FOUO information will be transported in a manner that precludes disclosure of its contents. When not commingled with classified information, FOUO information may be sent via first-class mail or parcel post. Bulky shipments that otherwise qualify under postal regulations may be sent fourth-class mail. Transmittal documents will call attention to the presence of FOUO attachments.

d.  TERMINATION, DISPOSAL AND UNAUTHORIZED DISCLOSURES.

(1)  Termination: The originator or other competent authority, e.g., initial denial and appellate authorities, shall terminate ‘For Official Use Only’ markings or status when circumstances indicate that the information no longer requires protection from public disclosure. When FOUO status is terminated, all known holders shall be notified, to the extent practical. Upon notification, holders shall efface or remove the ‘For Official Use Only’ markings, but records in file or storage need not be retrieved solely for that purpose.

(2)  Disposal: FOUO materials may be destroyed by tearing each copy into pieces to preclude reconstruction, and placing them in regular trash containers. When local circumstances or experience indicates that this destruction method is not sufficiently protective of FOUO information, local authorities may direct other methods but must give due consideration to the additional expense balanced against the degree of sensitivity of the type of FOUO information contained in the records.

(3)  Unauthorized Disclosure: The unauthorized disclosure of FOUO information does not constitute an unauthorized disclosure of DOD information classified for security purposes. Appropriate administrative action should be taken, however, to fix responsibility for unauthorized disclosure whenever feasible, and appropriate disciplinary action should be taken against those responsible. The DOD component that originated the FOUO information shall be informed of its unauthorized disclosure.

(End of Clause)

H-4	52.204-4708	NON-U.S. CITIZENS	SEP/2007

Prior approval to use Non-U.S. Citizens to perform on this contract, at either the prime or sub-contract level, must be obtained from the Contracting Officer. If approval is granted, such approval does not grant an exception to U.S. export law(s) and the contractor is responsible for obtaining necessary export licenses.

To request approval for use of Non-U.S. Citizens in performance of this contract, the contractor must provide by letter addressed to the Contracting Officer the following:

(a)  Method Non-U.S. Citizen will be utilized, i.e., as a subcontractor or as an employee of the contractor.

(b)  If a subcontractor, identify company, country of origin, and tasks to be performed, and provide employer’s verification of work authorization (visa, green card).

(c)  If a company employee, identify country of origin and tasks to be performed, and provide employer’s verification of work authorization (visa, green card).

(d)  In either case (items b and c above) identify the technology involved and what type information, Classified, Controlled Unclassified Information (CUI), or Unclassified, will be released to the Non-U.S. Citizen to enable satisfactory performance on the contract.

(e)  If the contractor currently possesses a munitions export license to export the data to Non-U.S. Citizens (whether the Non-U.S. Citizen is an employee of the company or a subcontractor) provide the license number.

(f)  Provide justification as to why the Non-U.S. Citizen is needed to perform the contract.

(g)  Company point of contact name and phone number.

The above clause shall not flow down to subcontracts with Universities. The following replacement text shall be inserted into subcontracts with Universities:

Prior notice of the use of Non-U.S. Citizens to perform on this prime contract at the University subcontract level must be provided through the Prime Contractor to the Contracting Officer. This notice does not grant an exception to U.S. Export Law(s) and the Contractor and/or Subcontractor are responsible for obtaining necessary Export Licenses.

Prior notice shall be provided by the Subcontractor, through the Prime Contractor, to the Contracting Officer, by letter addressed to the Contracting Officer, containing the following:

(a)  Individual’s Name;

(b)  Country of Origin;

(c)  Tasks to be performed; and,

(d)  Employer’s verification of work authorization (visa, green card).

End of Clause

H-5	52.228-4701	SAFETY REQUIREMENTS (USAAMCOM)	JUN/1997

In the performance of work under this contract, the contractor and its employees shall observe all the rules and regulations of Redstone Arsenal, Alabama, pertaining to conduct, safety, and security. AMCR 385-100, Safety Manual, is incorporated herein by reference and made a part hereof.

 (End of Clause)

H-5 MATERIALS AND SPECIAL EQUIPMENT

The material and special equipment purchased for this contract shall be itemized at the completion of this contract, and disposition instructions will be provided for all non-consumables.

H-6 REPORTS

Submission of reports shall be as specified in the applicable contract Data Requirements List (DD Form 1423) identified in Section J. The Contracting Officer may effect changes in the distribution shown on the DD Form 1423 by additions thereto or deletions therefrom, unilaterally, by change order using Standard Form 30 in accordance with the authority of FAR 53.243.

H-7 IMPORTANT NOTICE — INSTRUCTIONS BY CONTRACTING OFFICER

a.  The Contractor will not accept any instructions issued by any person other than the Contracting Officer or the COR when one is appointed. If a COR is appointed, the appointment will be done by letter to the COR with the scope of the COR’s authority set forth in the appointment letter. A copy of the appointment letter will be furnished to the Contractor.

b.  No information other than that which may be contained in an authorized modification to the purchase instrument, duly issued by the Contracting Officer which may be received from any person employed by the U.S. Government or otherwise, will be considered as grounds for deviation from any stipulation of this purchase instrument or reference drawings and/or specifications.

*** END OF NARRATIVE H0001 ***

H-8 SECURITY REQUIREMENTS:

This effort is unclassified, and access to classified material may be required. Any proposed public releases of information associated with this effort should be submitted to Commander, US Army Contracting Command, Aviation and Missile Contracting Center, Attn: CCAM-RD-B for forwarding to the releasing agency a minimum of 60 days prior to the proposed release date.

H-9 ORDERING PROCEDURES

a.  Supplies and services to be furnished under this contract shall be ordered by the issuance of a Task Order using a DD Form 1155.

b.  Upon award of this contract, the Government will issue an initial task order requiring an estimate minimum of [***] labor hours which represents the Government’s minimum requirement under this contract. It is anticipated that the Government will require the issuance of additional orders under this contract during the terms of the contract. The Government will be under no obligation to issue any subsequent orders, and no liability to the contractor shall be incurred in the event that no subsequent orders are issued. Further, the Government will not issue orders exceeding a maximum amount of [***] labor hours in the five-year period except by bilateral agreement of both parties. The contractor shall furnish to the Government, when and if ordered, the supplies or services as set forth in the Schedule.

c.  Prior to the issuance of a bilateral order, the Government will transmit to the contractor the statement of work of the contemplated order and any other appropriate terms. Within 30 days after receipt of that communication the contractor shall submit a written proposal containing an estimate of the kinds and quantity of resources required for performance and priced in accordance with Section B. The Government will promptly enter into discussion to reach agreement on any difference between the Government’s and contractor’s estimates within 30 days after receipt of the contractor’s proposal. Upon reaching an agreement, the Government may issue a bilateral order containing the agreement.

[***]              Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[***]             Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

d.  Each order shall contain labor category(s), hourly rate(s) pertinent to the period of performance, and associated material, travel and ODC. Any costs incurred prior to the effective date of the Task Order will not be allowed.

f.  The contractor shall perform each bilateral order with the labor category(s) negotiated and set forth in the order and within the total dollars negotiated for the order. The contractor shall not transfer labor, material, travel or ODC dollars between separate orders.

g.  Only the Contracting Officer has the authority to direct the contractor in any way to alter any Task Order. The contractor shall take no action on any changes until appropriate authorization has been received.

h.  If it is necessary to modify the scope of any Task Order, the Contracting Officer will negotiate any necessary adjustments to the level of effort, estimated costs and delivery schedule and will execute a bilateral modification. Any modification that increases or decreases the level of effort due to a change in scope will be equitably adjusted.

*** END OF NARRATIVE H0002 ***

H-10 TRAVEL

a.  All travel requests shall be submitted to the COR or designee for concurrence prior to travel.

b.  Allowances for persons in travel status shall not exceed the amount set forth in Vol. 2 of the Joint Travel Regulation (JTR).

c.  The contractor shall be reimbursed for the actual and allowable cost incurred for travel expenses as stipulated in the schedule and SOW. Travel and per diem which is reimbursable IAW the SOW shall be administered on a cost-reimbursable no fee basis. Travel will be authorized in writing, signed by the COR or designee, before the effort is to begin. The contractor shall not incur costs for travel prior to advising the COR or designee of the travel and obtaining approval.

H-11 GOVERNMENT FURNISHED INFORMATION AND PROPERTY

The Government reserves the right to provide Government Furnished information and/or property on an as needed basis in the performance of specific tasks.

H-12 PERIOD OF PERFORMANCE

The required period of performance for services shall be specified in each task order issued. The Government may issue orders against this contract for a five year period from date of award. The period of performance for the resultant contract will not exceed 5 years or 60 months.

*** END OF NARRATIVE H0003 ***

SECTION I - CONTRACT CLAUSES

This document incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:

http://farsite.hill.af.mil/VFFARA.HTM or http://farsite.hill.af.mil/VFDFARA.HTM or http://farsite.hill.af.mil/VFAFARa.HTM

If the clause requires additional or unique information, then that information is provided immediately after the clause title.

	Regulatory Cite	Title	Date
I-1	52.202-1	DEFINITIONS	JUL/2004
I-2	52.203-3	GRATUITIES	APR/1984
I-3	52.203-5	COVENANT AGAINST CONTINGENT FEES	APR/1984
I-4	52.203-6	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT	SEP/2006
I-5	52.203-7	ANTI-KICKBACK PROCEDURES	OCT/2010
I-6	52.203-8	CANCELLATION, RECISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-7	52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-8	52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS	OCT/2010
I-9	52.203-13	CONTRACTOR CODE OF BUSINESS ETHICS AND CONDUCT	APR/2010
I-10	52.204-2	SECURITY REQUIREMENTS	AUG/1996
I-11	52.204-4	PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER	AUG/2000
I-12	52.204-7	CENTRAL CONTRACTOR REGISTRATION	APR/2008
I-13	52.209-6	PROTECTING THE GOVERNMENT’S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT	DEC/2010
I-14	52.211-15	DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS	APR/2008
I-15	52.215-8	ORDER OF PRECEDENCE—UNIFORM CONTRACT FORMAT	OCT/1997
I-16	52.215-9	CHANGES OR ADDITIONS TO MAKE-OR-BUY PROGRAM (OCT 1997) — ALTERNATE II (OCT 2010)	OCT/2010
I-17	52.215-10	PRICE REDUCTION FOR DEFECTIVE CERTIFIED COST OR PRICING DATA	OCT/2010
I-18	52.215-11	PRICE REDUCTION FOR DEFECTIVE CERTIFIED COST OR PRICING DATA—MODIFICATIONS	OCT/2010
I-19	52.215-12	SUBCONTRACTOR CERTIFIED COST OR PRICING DATA	OCT/2010
I-20	52.215-13	SUBCONTRACTOR CERTIFIED COST OR PRICING DATA—MODIFICATIONS	OCT/2010
I-21	52.215-14	INTEGRITY OF UNIT PRICES	OCT/2010
I-22	52.215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS	OCT/2010
I-23	52.215-18	REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS	JUL/2005
I-24	52.215-21	REQUIREMENTS FOR CERTIFIED COST OR PRICING DATA AND DATA OTHER THAN CERTIFIED COST OR PRICING DATA —MODIFICATIONS	OCT/2010
I-25	52.215-23	LIMITATIONS ON PASS-THROUGH CHARGES	OCT/2009
I-26	52.216-8	FIXED FEE	MAR/1997
I-27	52.216-11	COST CONTRACT—NO FEE	APR/1984
I-28	52.219-6	NOTICE OF TOTAL SMALL BUSINESS SET-ASIDE	JUN/2003
I-29	52.219-8	UTILIZATION OF SMALL BUSINESS CONCERNS	JAN/2011
I-30	52.219-14	LIMITATIONS ON SUBCONTRACTING	DEC/1996
I-31	52.222-1	NOTICE TO THE GOVERNMENT OF LABOR DISPUTES	FEB/1997
I-32	52.222-3	CONVICT LABOR	JUN/2003
I-33	52.222-4	CONTRACT WORK HOURS AND SAFETY STANDARDS ACT—OVERTIME COMPENSATION	JUL/2005
I-34	52.222-20	WALSH-HEALEY PUBLIC CONTRACTS ACT	OCT/2010
I-35	52.222-21	PROHIBITION OF SEGREGATED FACILITIES	FEB/1999
I-36	52.222-26	EQUAL OPPORTUNITY	MAR/2007
I-37	52.222-35	EQUAL OPPORTUNITY FOR VETERANS	SEP/2010
I-38	52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES	OCT/2010
I-39	52.222-37	EMPLOYMENT REPORTS ON VETERANS	SEP/2010
I-40	52.222-41	SERVICE CONTRACT ACT OF 1965	NOV/2007
I-41	52.222-50	COMBATING TRAFFICKING IN PERSONS	FEB/2009
I-42	52.222-54	EMPLOYMENT ELIGIBILITY VERIFICATION	JAN/2009
I-43	52.223-5	POLLUTION PREVENTION AND RIGHT-TO-KNOW INFORMATION	AUG/2003
I-44	52.223-6	DRUG-FREE WORKPLACE	MAY/2001
I-45	52.223-14	TOXIC CHEMICAL RELEASE REPORTING	AUG/2003
I-46	52.223-18	CONTRACTOR POLICY TO BAN TEXT MESSAGING WHILE DRIVING	SEP/2010

	Regulatory Cite	Title	Date
I-47	52.225-13	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES	JUN/2008
I-48	52.227-1	AUTHORIZATION AND CONSENT (DEC 2007) — ALTERNATE I (APR 1984)	APR/1984
I-49	52.227-13	PATENT RIGHTS—OWNERSHIP BY THE GOVERNMENT	DEC/2007
I-50	52.228-7	INSURANCE—LIABILITY TO THIRD PERSONS	MAR/1996
I-51	52.232-1	PAYMENTS	APR/1984
I-52	52.232-9	LIMITATION ON WITHHOLDING OF PAYMENTS	APR/1984
I-53	52.232-17	INTEREST	OCT/2010
I-54	52.232-18	AVAILABILITY OF FUNDS	APR/1984
I-55	52.232-20	LIMITATION OF COST	APR/1984
I-56	52.232-22	LIMITATION OF FUNDS	APR/1984
I-57	52.232-23	ASSIGNMENT OF CLAIMS (JAN 1986) — ALTERNATE I (APR 1984)	APR/1984
I-58	52.232-24	PROHIBITION OF ASSIGNMENT OF CLAIMS	JAN/1986
I-59	52.232-25	PROMPT PAYMENT	OCT/2008
I-60	52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER—CENTRAL CONTRACTOR REGISTRATION	OCT/2003
I-61	52.233-1	DISPUTES	JUL/2002
I-62	52.233-3	PROTEST AFTER AWARD (AUG 1996) — ALTERNATE I (JUN 1985)	JUN/1985
I-63	52.233-4	APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM	OCT/2004
I-64	52.242-1	NOTICE OF INTENT OF DISALLOW COSTS	APR/1984
I-65	52.242-3	PENALTIES FOR UNALLOWABLE COSTS	MAY/2001
I-66	52.242-4	CERTIFICATION OF FINAL INDIRECT COSTS	JAN/1997
I-67	52.242-13	BANKRUPTCY	JUL/1995
I-68	52.243-2	CHANGES - COST-REIMBURSEMENT (AUG 1987) — ALTERNATE V (APR 1984)	APR/1984
I-69	52.243-6	CHANGE ORDER ACCOUNTING	APR/1984
I-70	52.244-5	COMPETITION IN SUBCONTRACTING	DEC/1996
I-71	52.244-6	SUBCONTRACTS FOR COMMERCIAL ITEMS	DEC/2010
I-72	52.245-1	GOVERNMENT PROPERTY	AUG/2010
I-73	52.245-9	USE AND CHARGES	AUG/2010
I-74	52.246-23	LIMITATION OF LIABILITY	FEB/1997
I-75	52.246-24	LIMITATION OF LIABILITY—HIGH-VALUE ITEMS	FEB/1997
I-76	52.246-24	LIMITATION OF LIABILITY—HIGH-VALUE ITEMS (FEB 1997) — ALTERNATE I (APR 1984)	APR/1984
I-77	52.246-25	LIMITATION OF LIABILITY—SERVICES	FEB/1997
I-78	52.247-63	PREFERENCE FOR U.S.-FLAG AIR CARRIERS	JUN/2003
I-79	52.248-1	VALUE ENGINEERING	OCT/2010
I-80	52.249-6	TERMINATION (COST REIMBURSEMENT)	MAY/2004
I-81	52.249-14	EXCUSABLE DELAYS	APR/1984
I-82	52.250-1	INDEMNIFICATION UNDER PUBLIC LAW 85-804 (APR 1984) — ALTERNATE I (APR 1984)	APR/1984
I-83	52.251-1	GOVERNMENT SUPPLY SOURCES	AUG/2010
I-84	52.253-1	COMPUTER GENERATED FORMS	JAN/1991
I-85	252.201-7000	CONTRACTING OFFICER’S REPRESENTATIVE	DEC/1991
I-86	252.203-7000	REQUIREMENTS RELATING TO COMPENSATION OF FORMER DOD OFFICIALS	JAN/2009
I-87	252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONTRACT- RELATED FELONIES	DEC/2008
I-88	252.203-7002	REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS	JAN/2009
I-89	252.204-7000	DISCLOSURE OF INFORMATION	DEC/1991
I-90	252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT	APR/1992
I-91	252.204-7005	ORAL ATTESTATION OF SECURITY RESPONSIBILITIES	NOV/2001
I-92	252.204-7008	EXPORT-CONTROLLED ITEMS	APR/2010
I-93	252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS	DEC/1991
I-94	252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY	DEC/2006
I-95	252.215-7000	PRICING ADJUSTMENTS	DEC/1991
I-96	252.215-7002	COST ESTIMATING SYSTEM REQUIREMENTS	DEC/2006
I-97	252.223-7002	SAFETY PRECAUTIONS FOR AMMUNITION AND EXPLOSIVES	MAY/1994
I-98	252.223-7003	CHANGE IN PLACE OF PERFORMANCE—AMMUNITION AND EXPLOSIVES	DEC/1991
I-99	252.223-7004	DRUG-FREE WORK FORCE	SEP/1988
I-100	252.225-7001	BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM	JAN/2009
I-101	252.225-7002	QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS	APR/2003
I-102	252.225-7004	REPORT OF INTENDED PERFORMANCE OUTSIDE THE UNITED STATES AND CANADA—SUBMISSION AFTER AWARD	OCT/2010
I-103	252.225-7006	QUARTERLY REPORTING OF ACTUAL CONTRACT PERFORMANCE OUTSIDE THE UNITED	OCT/2010

	Regulatory Cite	Title	Date
STATES
I-104	252.225-7007	PROHIBITION ON ACQUISITION OF UNITED STATES MUNITIONS LIST ITEMS FROM COMMUNIST CHINESE MILITARY COMPANIES	SEP/2006
I-105	252.225-7008	RESTRICTION ON ACQUISITION OF SPECIALTY METALS	JUL/2009
I-106	252.225-7009	RESTRICTION ON ACQUISITION OF CERTAIN ARTICLES CONTAINING SPECIALTY METALS	JAN/2011
I-107	252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES	JUN/2010
I-108	252.225-7015	RESTRICTION ON ACQUISITION OF HAND OR MEASURING TOOLS	JUN/2005
I-109	252.225-7016	RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS	DEC/2010
I-110	252.225-7025	RESTRICTION ON ACQUISITION OF FORGINGS	DEC/2009
I-111	252.225-7030	RESTRICTION ON ACQUISITION OF CARBON, ALLOY, AND ARMOR STEEL PLATE	DEC/2006
I-112	252.226-7001	UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS	SEP/2004
I-113	252.227-7013	RIGHTS IN TECHNICAL DATA—NONCOMMERCIAL ITEMS	NOV/1995
I-114	252.227-7013	RIGHTS IN TECHNICAL DATA—NONCOMMERCIAL ITEMS (NOV 1995) — ALTERNATE I (JUN 1995)	JUN/1995
I-115	252.227-7014	RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION	JUN/1995
I-116	252.227-7015	TECHNICAL DATA—COMMERCIAL ITEMS	NOV/1995
I-117	252.227-7018	RIGHTS IN NONCOMMERCIAL TECHNICAL DATA AND COMPUTER SOFTWARE—SMALL BUSINESS INNOVATION RESEARCH (SBIR) PROGRAM	JAN/2011
I-118	252.227-7019	VALIDATION OF ASSERTED RESTRICTIONS—COMPUTER SOFTWARE	JUN/1995
I-119	252.227-7025	LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED INFORMATION MARKED WITH RESTRICTIVE LEGENDS	JAN/2011
I-120	252.227-7030	TECHNICAL DATA—WITHHOLDING OF PAYMENT	MAR/2000
I-121	252.227-7037	VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA	SEP/1999
I-122	252.227-7039	PATENTS—REPORTING OF SUBJECT INVENTIONS	APR/1990
I-123	252.231-7000	SUPPLEMENTAL COST PRINCIPLES	DEC/1991
I-124	252.232-7003	ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING REPORTS	MAR/2008
I-125	252.232-7010	LEVIES ON CONTRACT PAYMENTS	DEC/2006
I-126	252.235-7011	FINAL SCIENTIFIC OR TECHNICAL REPORT	NOV/2004
I-127	252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT	MAR/1998
I-128	252.244-7000	SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (DOD CONTRACTS)	NOV/2010
I-129	252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT	MAR/2008
I-130	252.246-7001	WARRANTY OF DATA	DEC/1991
I-131	252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA	MAY/2002
I-132	252.247-7024	NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA	MAR/2000
I-133	252.251-7000	ORDERING FROM GOVERNMENT SUPPLY SOURCES	NOV/2004

I-134	52.203-14	DISPLAY OF HOTLINE POSTER(S)	DEC/2007

Insert DOD Inspector General, Attn: Defense Hotline, 400 Army Havy Dr, Washington, DC 22202-2884 in the blank in paragraph (b)(3) within the above referenced clause.

I-135	52.222-2	PAYMENT FOR OVERTIME PREMIUMS	JUL/1990

Insert $0.00 in the blank in paragraph (a) within the above referenced clause.

I-136	52.227-11	PATENT RIGHTS — OWNERSHIP BY THE CONTRACTOR (DEC 2007) – ALTERNATE V (DEC 2007)	DEC/2007

Communications.

I-137	52.243-7	NOTIFICATION OF CHANGES	APR/1984

After negotiations, insert 30 days in the blank in paragraph (b) and insert 30 days in the blank in paragraph (d) within the above referenced clause.

I-138	52.216-7	ALLOWABLE COST AND PAYMENT	DEC/2002

(a) Invoicing.

(1)  The Government will make payments to the Contractor when requested as work progresses, but (except for small business concerns) not more often than once every 2 weeks, in amounts determined to be allowable by the Contracting Officer in accordance with Federal Acquisition Regulation (FAR) Subpart 31.2 in effect on the date of this contract and the terms of this contract. The Contractor may submit to an authorized representative of the Contracting Officer, in such form and reasonable detail as the representative may require, an invoice or voucher supported by a statement of the claimed allowable cost for performing this contract.

(2)  Contract financing payments are not subject to the interest penalty provisions of the Prompt Payment Act. Interim payments made prior to the final payment under the contract are contract financing payments, except interim payments if this contract contains Alternate I to the clause at 52.232-25.

(3)  The designated payment office will make interim payments for contract financing on the 30th day after the designated billing office receives a proper payment request. In the event that the Government requires an audit or other review of a specific payment request to ensure compliance with the terms and conditions of the contract, the designated payment office is not compelled to make payment by the specified due date.

(b) Reimbursing costs.

(1)  For the purpose of reimbursing allowable costs (except as provided in subparagraph (b)(2) of this clause, with respect to pension, deferred profit sharing, and employee stock ownership plan contributions), the term costs includes only —

(i)  Those recorded costs that, at the time of the request for reimbursement, the Contractor has paid by cash, check, or other form of actual payment for items or services purchased directly for the contract;

(ii)  When the Contractor is not delinquent in paying costs of contract performance in the ordinary course of business, costs incurred, but not necessarily paid, for —

(A)  Supplies and services purchased directly for the contract and associated financing payments to subcontractors, provided payments determined due will be made

(1)  In accordance with the terms and conditions of a subcontract or invoice; and

(2)  Ordinarily within 30 days of the submission of the Contractors payment request to the Government;

(B)  Materials issued from the Contractors inventory and placed in the production process for use on the contract;

(C)  Direct labor;

(D)  Direct travel;

(E)  Other direct in-house costs; and

(F)  Properly allocable and allowable indirect costs, as shown in the records maintained by the Contractor for purposes of obtaining reimbursement under Government contracts; and

(iii)  The amount of financing payments that have been paid by cash, check or other form of payment to subcontractors.

(2) Accrued costs of Contractor contributions under employee pension plans shall be excluded until actually paid unless

(i)  The Contractors practice is to make contributions to the retirement fund quarterly or more frequently; and

(ii)  The contribution does not remain unpaid 30 days after the end of the applicable quarter or shorter payment period (any contribution remaining unpaid shall be excluded from the Contractors indirect costs for payment purposes).

(3)  Notwithstanding the audit and adjustment of invoices or vouchers under paragraph (g) of this clause, allowable indirect costs under this contract shall be obtained by applying indirect cost rates established in accordance with paragraph (d) of this clause.

(4)  Any statements in specifications or other documents incorporated in this contract by reference designating performance of services or furnishing of materials at the Contractors expense or at no cost to the Government shall be disregarded for purposes of cost-reimbursement under this clause.

(c)  Small business concerns. A small business concern may receive more frequent payments than every 2 weeks.

(d)  Final indirect cost rates.

(1)  Final annual indirect cost rates and the appropriate bases shall be established in accordance with Subpart 42.7 of the Federal Acquisition Regulation (FAR) in effect for the period covered by the indirect cost rate proposal.

(2) (i)  The Contractor shall submit an adequate final indirect cost rate proposal to the Contracting Officer (or cognizant Federal agency official) and auditor within the 6-month period following the expiration of each of its fiscal years. Reasonable extensions, for exceptional circumstances only, may be requested in writing by the Contractor and granted in writing by the Contracting Officer. The Contractor shall support its proposal with adequate supporting data.

(ii)  The proposed rates shall be based on the Contractors actual cost experience for that period. The appropriate Government representative and the Contractor shall establish the final indirect cost rates as promptly as practical after receipt of the Contractors proposal.

(3)  The Contractor and the appropriate Government representative shall execute a written understanding setting forth the final indirect cost rates. The understanding shall specify

(i)  the agreed-upon final annual indirect cost rates,

(ii)  the bases to which the rates apply,

(iii)  the periods for which the rates apply,

(iv)  any specific indirect cost items treated as direct costs in the settlement, and

(v)  the affected contract and/or subcontract, identifying any with advance agreements or special terms and the applicable rates.

The understanding shall not change any monetary ceiling, contract obligation, or specific cost allowance or disallowance provided for in this contract. The understanding is incorporated into this contract upon execution.

(4) Failure by the parties to agree on a final annual indirect cost rate shall be a dispute within the meaning of the Disputes clause.

(5) Within 120 days (or longer period if approved in writing by the Contracting Officer) after settlement of the final annual indirect cost rates for all years of a physically complete contract, Contractor shall submit a completion invoice or voucher to reflect the settled amounts and rates.

(6) (i)  If the Contractor fails to submit a completion invoice or voucher within the time specified in paragraph (d)(5) of this clause, the Contracting Officer may—

(A)  Determine the amounts due to the Contractor under the contract; and

(B)  Record this determination in a unilateral modification to the contract.

(ii) This determination constitutes the final decision of the Contracting Officer in accordance with the Disputes clause.

(e) Billing rates. Until final annual indirect cost rates are established for any period, the Government shall reimburse the Contractor at billing rates established by the Contracting Officer or by an authorized representative (the cognizant auditor), subject to adjustment when the final rates are established. These billing rates —

(1)  Shall be the anticipated final rates; and

(2)  May be prospectively or retroactively revised by mutual agreement, at either party’s request, to prevent substantial overpayment or underpayment.

(f) Quick-closeout procedures. Quick-closeout procedures are applicable when the conditions in FAR 42.708(a) are satisfied.

(g) Audit. At any time or times before final payment, the Contracting Officer may have the Contractors invoices or vouchers and statements of cost audited. Any payment may be —

(1)  Reduced by amounts found by the Contracting Officer not to constitute allowable costs; or

(2)  Adjusted for prior overpayments or underpayments.

(h) Final payment.

(1)  Upon approval of a completion invoice or voucher submitted by the Contractor in accordance with paragraph (d)(5) of this clause, and upon the Contractors compliance with all terms of this contract, the Government shall promptly pay any balance of allowable costs and that part of the fee (if any) not previously paid.

(2)  The Contractor shall pay to the Government any refunds, rebates, credits, or other amounts (including interest, if any) accruing to or received by the Contractor or any assignee under this contract, to the extent that those amounts are properly allocable to costs for which the Contractor has been reimbursed by the Government. Reasonable expenses incurred by the Contractor for securing refunds, rebates, credits, or other amounts shall be allowable costs if approved by the Contracting Officer. Before final payment under this contract, the Contractor and each assignee whose assignment is in effect at the time of final payment shall execute and deliver —

(i)  An assignment to the Government, in form and substance satisfactory to the Contracting Officer, of refunds, rebates, credits, or other amounts (including interest, if any) properly allocable to costs for which the Contractor has been reimbursed by the Government under this contract; and

(ii)  A release discharging the Government, its officers, agents, and employees from all liabilities, obligations, and claims arising out of or under this contract, except —

(A)  Specified claims stated in exact amounts, or in estimated amounts when the exact amounts are not known;

(B)  Claims (including reasonable incidental expenses) based upon liabilities of the Contractor to third parties arising out of the performance of this contract; provided, that the claims are not known to the Contractor on the date of the execution of the release, and that the Contractor gives notice of the claims in writing to the Contracting Officer within 6 years following the release date or notice of final payment date, whichever is earlier; and

(C)  Claims for reimbursement of costs, including reasonable incidental expenses, incurred by the Contractor under the patent clauses of this contract, excluding, however, any expenses arising from the Contractors indemnification of the Government against patent liability.

(End of Clause)

I-139	52.216-19	ORDER LIMITATIONS	OCT/1995

(a)  Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than $114,627.00, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b)  Maximum order. The Contractor is not obligated to honor —

(1)  Any order for a single item in excess of $39,267,040.00;

(2)  Any order for a combination of items in excess of $39,267,040.00; or

(3)  A series of orders from the same ordering office within 30 days that together call for quantities exceeding the limitation in subparagraph (b)(1) or (2) of this section.

(c)  If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) of this section.

(d)  Notwithstanding paragraphs (b) and (c) of this section, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 5 days after issuance, with written notice stating the Contractors intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End of Clause)

I-140	52.216-22	INDEFINITE QUANTITY	OCT/1995

(a)  This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the

Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b)  Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the maximum. The Government shall order at least the quantity of supplies or services designated in the Schedule as the minimum.

(c)  Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d)  Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractors and Governments rights and obligations with respect to that order to the same extent as if the order were completed during the contracts effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after the period of performance of the contract.

(End of Clause)

I-141	52.244-2	SUBCONTRACTS	OCT/2010

(a)  Definitions. As used in this clause

Approved purchasing system means a Contractors purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR)

Consent to subcontract means the Contracting Officers written consent for the Contractor to enter into a particular subcontract.

Subcontract means any contract, as defined in FAR Subpart 2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.

(b)  When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (c) or (d) or this clause.

(c)  If the contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that—

(1)  Is of the cost-reimbursement, time-and-materials, or labor-hour type; or

(2)  Is fixed-price and exceeds

(i)  For a contract awarded by the Department of Defense, the Coast Guard, or the national Aeronautics and Space Administration, the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of the contract; or

(ii)  For contracts awarded by a civilian agency other that the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold or 5 percent of the total estimated cost of the contract.

(d)  If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officers written consent before placing the following subcontracts:  None

(e) (1)  The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (b), (c), or (d) of this clause, including the following information:

(i)  A description of the supplies or services to be subcontracted.

(ii)  Identification of the type of subcontract to be used.

(iii)  Identification of the proposed subcontractor.

(iv)  The proposed subcontract price.

(v)  The subcontractors current, complete, and accurate certified cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.

(vi)  The subcontractors Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.

(vii)  A negotiation memorandum reflecting —

(A)  The principal elements of the subcontract price negotiations;

(B)  The most significant considerations controlling establishment of initial or revised prices;

(C)  The reason certified cost or pricing data were or were not required;

(D)  The extent, if any, to which the Contractor did not rely on the subcontractors certified cost or pricing data in determining the price objective and in negotiating the final price;

(E)  The extent to which it was recognized in the negotiation that the subcontractors certified cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;

(F)  The reasons for any significant difference between the Contractors price objective and the price negotiated; and

(G)  A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

(2)  The Contractor is not required to notify the Contracting Officer in advance of entering into any subcontract for which consent is not required under paragraph (c), (d), or (e) or this clause.

(f)  Unless the consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the Contractors purchasing system shall constitute a determination —

(1)  Of the acceptability of any subcontract terms or conditions;

(2)  Of the allowability of any cost under this contract; or

(3)  To relieve the Contractor of any responsibility for performing this contract.

(g)  No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in FAR 15.404-4(c)(4)(i).

(h)  The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.

(i)  The Government reserves the right to review the Contractors purchasing system as set forth in FAR Subpart 44.3.i

(j) Paragraphs (c) and (e) of this clause do not apply to the following subcontracts, which were evaluated during negotiations:  No subcontractors were evaluated during negotiations for which paragraphs (c) and (e) of this clause do apply.

I-142	252.234-7002	EARNED VALUE MANAGEMENT SYSTEM	APR/2008

(a) In the performance of this contract, the Contractor shall use—

(1)  An Earned Value Management System (EVMS) that complies with the EVMS guidelines in the American National Standards Institute/Electronic Industries Alliance Standard 748, Earned Value Management Systems (ANSI/EIA-748); and

(2)  Management procedures that provide for generation of timely, reliable, and verifiable information for the Contract Performance Report (CPR) and the Integrated Master Schedule (IMS) required by the CPR and IMS data items of this contract.

(b)  If this contract has a value of $50,000,000 or more, the Contractor shall use an EVMS that has been determined by the Cognizant Federal Agency (CFA) to be in compliance with the EVMS guidelines as stated in paragraph (a)(1) of this clause. If, at the time of award, the Contractor’s EVMS has not been determined by the CFA to be in compliance with the EVMS guidelines as stated in paragraph (a)(1) of this clause, the Contractor shall apply its current system to the contract and shall take necessary actions to meet the milestones in the Contractor’s EVMS plan.

(c)  If this contract has a value of less than $50,000,000, the Government will not make a formal determination that the Contractor’s EVMS complies with the EVMS guidelines in ANSI/EIA-748 with respect to the contract. The use of the Contractor’s EVMS for this contract does not imply a Government determination of the Contractor’s compliance with the EVMS guidelines in ANSI/EIA-748 for application to future contracts. The Government will allow the use of a Contractor’s EVMS that has been formally reviewed and determined by the CFA to be in compliance with the EVMS guidelines in ANSI/EIA-748.

(d)  The Contractor shall submit notification of any proposed substantive changes to the EVMS procedures and the impact of those changes to the CFA. If this contract has a value of $50,000,000 or more, unless a waiver is granted by the CFA, any EVMS changes proposed by the Contractor require approval of the CFA prior to implementation. The CFA will advise the Contractor of the acceptability of such changes as soon as practicable (generally within 30 calendar days) after receipt of the Contractor’s notice of proposed changes. If the CFA waives the advance approval requirements, the Contractor shall disclose EVMS changes to the CFA at least 14 calendar days prior to the effective date of implementation.

(e)  The Government will schedule integrated baseline reviews as early as practicable, and the review process will be conducted not later than 180 calendar days after (1) contract award, (2) the exercise of significant contract options, and (3) the incorporation of major modifications. During such reviews, the Government and the Contractor will jointly assess the Contractor’s baseline to be used for performance measurement to ensure complete coverage of the statement of work, logical scheduling of the work activities, adequate resourcing, and identification of inherent risks.

(f)  The Contractor shall provide access to all pertinent records and data requested by the Contracting Officer or duly authorized representative as necessary to permit Government surveillance to ensure that the EVMS complies, and continues to comply, with the performance criteria referenced in paragraph (a) of this clause.

(g)  When indicated by contract performance, the Contractor shall submit a request for approval to initiate an over-target baseline or over-target schedule to the Contracting Officer. The request shall include a top-level projection of cost and/or schedule growth, a determination of whether or not performance variances will be retained, and a schedule of implementation for the rebaselining. The Government will acknowledge receipt of the request in a timely manner (generally within 30 calendar days).

(h)  The Contractor shall require its subcontractors to comply with EVMS requirements as follows:

(1)  For subcontracts valued at $50,000,000 or more, the following subcontractors shall comply with the requirements of this clause:

Not Applicable

(2)  For subcontracts valued at less than $50,000,000, the following subcontractors shall comply with the requirements of this clause, excluding the requirements of paragraph (b) of this clause:

Not Applicable

(End of clause)

I-143	252.235-7010	ACKNOWLEDGMENT OF SUPPORT AND DISCLAIMER	MAY/1995

(a)  The Contractor shall include an acknowledgment of the Governments support in the publication of any material based on or developed under this contract, stated in the following terms: This material is based upon work supported by the US Army Aviation and Missile Contracting Command under Contract No. To be completed prior to contract award.

(b)  All material, except scientific articles or papers published in scientific journals, must, in addition to any notices or disclaimers by the Contractor, also contain the following disclaimer: Any opinions, findings and conclusions or recommendations expressed in this material are those of the author(s) and do not necessarily reflect the views of the US Army Aviation and Missile Contracting Command.

(End of clause)

I-144	52.215-19	NOTIFICATION OF OWNERSHIP CHANGES	OCT/1997

(a) The Contractor shall make the following notifications in writing:

(1) When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.

(2) The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.

(b) The Contractor shall —

(1)   Maintain current, accurate, and complete inventory records of assets and their costs;

(2)   Provide the ACO or designated representative ready access to the records upon request;

(3) Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractors ownership changes; and

(4) Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.

(c) The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(k).

(End of Clause)

I-145	52.219-28	POST-AWARD SMALL BUSINESS PROGRAM REREPRESENTATION	APR/2009

(a)  Definitions. As used in this clause—

“Long-term contract” means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

“Small business concern” means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause. Such a concern is “not dominant in its field of operation” when it does not exercise a controlling or major influence on a national basis in a kind of business activity in which a number of business concerns are primarily engaged. In determining whether dominance exists, consideration shall be given to all appropriate factors, including volume of business, number of employees, financial resources, competitive status or position, ownership or control of materials, processes, patents, license agreements, facilities, sales territory, and nature of business activity.

(b)  If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall rerepresent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

(1)  Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2)  Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3)  For long-term contracts

(i)  Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii)  Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

(c)  The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/services/contractingopportunities/sizestandardstopics/ .

(d)  The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e)  Except as provided in paragraph (g) of this clause, the Contractor shall make the rerepresentation required by paragraph (b) of this clause by validating or updating all its representations in the Online Representations and Certifications Application and its data in the Central Contractor Registration, as necessary, to ensure that they reflect the Contractor’s current status. The Contractor shall notify the contracting office in writing within the timeframes specified in paragraph (b) of this clause that the data have been validated or updated, and provide the date of the validation or update.

(f)  If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

(g)  If the Contractor does not have representations and certifications in ORCA, or does not have a representation in ORCA for the NAICS code applicable to this contract, the Contractor is required to complete the following rerepresentation and submit it to the contracting office, along with the contract number and the date on which the rerepresentation was completed:

The Contractor represents that it [ X ] is, [ ] is not a small business concern under NAICS Code 541712 assigned to contract number W31P4Q-11-D-0032. [Contractor to sign and date and insert authorized signer’s name and title].

(End of clause)

I-146	52.252-2	CLAUSES INCORPORATED BY REFERENCE	FEB/1998

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address:

http://www.acq.osd.mil/dpap/dars/far.html  or  http://www.acq.osd.mil/dpap/dars/index.htm  or  http://farsite.hill.af.mil/VFAFARa.HTM

(End of Clause)

I-147	52.252-6	AUTHORIZED DEVIATIONS IN CLAUSES	APR/1984

(a)  The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the date of the clause.

(b)  The use in this solicitation or contract of any DoD FAR SUPPLEMENT (48 CFR 2) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the name of the regulation.

(End of Clause)

I-148	52.219-4702	PILOT MENTOR-PROTEGE PROGRAM	NOV/2006

1.  The Pilot Mentor-Protege Program (MPP) assists small businesses (Proteges) to successfully compete for prime contract and subcontract awards by partnering with large companies or graduated 8(a) firms (Mentors) under individual, project-based Agreements.

2.  a.  A Mentor firm must be currently performing under at least one active approved subcontract negotiated with DoD or another Federal agency pursuant to FAR 19.702, and be currently eligible for the award of Federal contracts. New mentor applications must be approved and must be submitted to the Office of Small Business Programs (OSBP) of the Cognizant Military Service or Defense Agency (if concurrently submitting a reimbursable Agreement) or to the DoD OSBP, prior to the submission of an Agreement. Mentors and Proteges are solely responsible for finding their counterpart. Legislatively, DoD OSBPs participation in the teaming of partnering Mentors and Proteges is prohibited. Therefore, firms are strongly encouraged to explore existing business relationships to establish a Mentor-Protege relationship.

b.  Graduated 8(a) firms may be mentors. To be eligible to participate as a mentor, an 8(a) firm must be —

1)  A graduated 8(a) firm that provides documentation of its ability to serve as a mentor;

2)  Approved to participate as a mentor in accordance with DFARS Appendix I-105; and

3)  A graduate of the 8(a) program. A firm’s graduation can be validated by either

(a)  The Small Business Dynamic Search link of the Central Contractor Registration (CCR) (http://www.ccr.gov/) if the firm retains its small business size, or

(b)  Contacting the graduated 8(a) firm’s SBA District Office.

3.  A Protege firm must be either a small disadvantaged business (SDB), a qualifying organization employing the severely disabled, a women-owned small business (WOSB), a service-disabled veteran-owned small business (SDVOSB), or a historically underutilized business zone (HUBZone). Protege certifications are available from the following sources: for SDB, contact the Small Business Administration (SBA) for certification; for a WOSB, self-certification is sufficient; for an organization employing the severely disabled, they must comply with Section 8046A PL 102-172; for a SDVOSB, they must meet the standards set in Section 8(d)(3) of the Small Business Act (15 U.S.C. 637(d)(3)); and for a HUBZone Small Business, this is a determination to be made by the SBA in accordance with 13 C.F.R. Part 126.

4.  Utilization of the Pilot Mentor-Protege Program (hereafter referred to as the “Program”) is encouraged. Under the Program, eligible companies approved as mentor firms enter into mentor-protege agreement with eligible protege firms. The goal of the program is to provide appropriate developmental assistance to enhance the capabilities of the protege firm. The Mentor firm may be eligible for cost reimbursement or credit against their applicable subcontracting goals.

5.  There are two types of DoD MPP Agreements; direct reimbursement or credit. Direct reimbursed Agreements are those in which the Mentor receives reimbursement costs of developmental assistance provided to the protege. These Agreements are approved by the OSBP of the Cognizant Military Service or Defense Agency as outlined in the Defense Federal Acquisition Supplement (DFARS) Appendix I. Credit Agreements are those in which the Mentor receives a multiple of credit toward their SDB subcontracting goal based on the cost of developmental assistance provided to the Protege. Credit Agreements are currently approved by the Defense Contract Management Agency (DCMA). MPP Agreements must meet the requirements set forth in DFARS Appendix I and the Agreement template. For direct reimbursed Agreement submissions, the Agreement proposal should be submitted to the OSBP of the Cognizant Military Service or Defense Agency. For credit Agreements, the Agreement proposal should be submitted to DCMA. Credit Agreements start on the day they are approved. Direct reimbursement Agreements start on the date that the specific contract vehicle is modified. Mentors cannot incur cost for credit or reimbursement until the Agreement has been approved. Semi-annual reports, annual DCMA performance reviews and Protege 2-year out reports are required for each DoD MPP Agreement.

6.  Mentor firms are encouraged to identify and select protege firms from concerns that are defined as: Certified Small Disadvantaged Business, Qualified organization employing the severely disabled, Women-Owned Small Business, Indian-Owned Small Business, Native Hawaiian Organization-Owned Small Business, Qualified HUBZone Small Business, or Service-Disabled Veteran-Owned Small Business.

7.  Full details of the program are located at http://www.acq.osd.mil/osbp/mentor_protege/, http://sellingtoarmy.info/, DFARS Appendix I, and DFARS Subpart 219.72, “Pilot Mentor-Protege Program”, or, call the Mentor-Protege Hotline at (800) 540-8857.

8.  For additional questions after reviewing the information provided, contact the OSBP serving your area.

(End of clause)

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Exhibit A	CONTRACT DATA REQUIREMENT LIST	23-APR-2010	019	ELECTRONIC IMAGE

Attachment 0001	LMAMS PERFORMANCE WORK STATEMENT	19-MAR-2010	013	ELECTRONIC IMAGE

Attachment 0002	LMAMS DD FORM 254	04-MAR-2010	002	ELECTRONIC IMAGE

Attachment 0003	QUALITY ASSURANCE SURVEILLANCE PLAN	25-MAR-2010	003	ELECTRONIC IMAGE

Attachment 0004	TECHNICAL DATA ASSERTIONS	05-JAN-2011	006	ELECTRONIC IMAGE

CONTRACTORS ARE ENCOURAGED TO OFFER SUGGESTIONS, COMMENTS, OR ALTERNATIVES TO THE DOCUMENTS CITED HEREIN.  TAILORING, CATEGORY OF APPLICATION, REVISION LEVELS, AND THE DOCUMENTS CITED ARE ALL CANDIDATES.

Definition of Document Categories:

1.             Category 0 (Cat. 0).  The requirements contained in the directly cited document are non-mandatory and are for reference or information only.

2.             Category 1 (Cat. 1).  The requirements contained in the directly cited document are contractually applicable to the extent specified.  All requirements contained in reference and subsequently referenced documents are contractually for information only unless otherwise specified in the solicitation, contract, or contract modification.

3.             Category 2 (Cat. 2).  The requirements contained in the directly cited document are contractually applicable to the extent specified.  All requirements contained in referenced documents are also imposed to the extent specified.  All requirements contained in subsequently referenced documents are contractually for information only unless otherwise specified in the solicitation, contract or contract modification.

Definitions of DD Form 1423:

Blocks 10, 11, 12, and 13:  “Submit” means to deliver to the Government as specified in the shipping instructions for data which are located in section F of the contract.

Block 14:  Regular/Repro Copies

Regular Copy - Blueline, Blackline, Xerographic (originals of reports, plans, or routine data also fall into this definition).  Repro Copy - Multilith, Vellum, photographic negatives, etc.  (Originals of drawings, engineering change proposals (ECPs), engineering release records (ERRs), or technical publications).  Note:  Type of electronic media, e.g., diskette, CD-ROM, may be designated in Block 16.

CONTRACTUAL REQUIREMENTS OF DATA ITEM DESCRIPTION (DID) Preparation Instructions/Requirements:  This section contains the only portion of the DID that represents a contractual requirement imposed on the contractor.  All other sections are for Government use and for reference and information only.

ALL REFERENCES TO SOURCE DOCUMENTS IN BLOCK 10 OR THE  REQUIREMENTS SECTION OF THE DID ARE USED FOR REFERENCE AND  INFORMATION ONLY.

DOCUMENT SUMMARY LIST (DSL)

	REFERENCE DOC	DESCRIPTION	DATE/CAT
1.	DI-MGMT-80004A	Management Plan	30 Oct 06
	Data Item A001	(Task Plan)	Cat 1
2.	DI-NDTI-80566A	Test Plan	14 Nov 06
	Data Item A002		Cat 13
3.	DI-MCCR-80700	Computer Software Product End Item	26 Oct 88
	Data Item A003	(Software/Model Documentation)	Cat I
4.	DI-MISC-80711A	Scientific & Technical Reports	21 Jan 00
	Data Item A004	(Task Technical Assessment Report)	Cat 1
	Data Item A005	(Task Final Report)
5.	DI-NDTI-80809B	Test/Inspection Report	24 Jan 97
	Data Item A006		Cat 1
6.	DI-CMAN-81248A	Interface Control Document	30 Sept 00
	Data Item A007		Cat 1
7.	DI-CMAN-80858B	Configuration Management Plan	30 Sep 00
	Data Item A008		Cat 1
8.	DI-ILSS-80872	Training Materials	29 Jun 89
	Data Item A009		Cat 1
9.	DI-FNCL-80912	Performance & Cost Report	06 Oct 89
	Data Item A010		Cat 1
10.	DI-SESS-81002E	Dev Design Drawings/Models & Associated Lists	05 Nov 09
	Data Item A011	(Corresponds to Data Item A011)	Cat 1
(Design Data Package)
11.	DI-ADMN-81373	Presentation Material	01 Oct 93
	Data Item A012	(Meetings/Reviews)	Cat 1
12.	DI-SDMP-81493A	Program-Unique Specification Documents	01 Aug 03
	Data Item A013	(Design Data Package)	Cat 1
13.	DI-SESS-81000D	Product Drawings/Models & Associated Lists	05 Nov 09
	Data Item A014	(Technical Data Package)	Cat 1
14.	MIL-STD-31000	Standard Practice Technical Data Packages	05 Nov 09
Cat 1
15.	MIL-STD-961	Defense and Program-unique Specifications Format and Content	05 Nov 09 Cat 1
16.	MIL-STD-962	Defense Standards Format and Content	10 Mar 10 Cat 1
17.	MIL-STD-2073-1	Standard Practice for Military Packaging Cat 1	23 May 08
18.	DOD-STD-2101	Classification of Characteristics Cat 1	10 May 79
19.	MIS-STD-52406A-IS	Interface Standard for Engineering Cat 1	14 Feb 05

DSL Attachment A

Data Item Numbers:  A001 through A014

a.             Distribution Statement B:  Distribution authorized to DoD and DoD contractors only; Critical Technology; November 2009.  Other requests for Data Item Numbers A001-A014 shall be referred to the Project Manager, Lethality Miniature Aerial Munition System (LMAMS), ATTN:  Susan Dunbar, RDMR-WDP-S, Redstone Arsenal, AL 35898-5600.

b.             Export Control Act Warning — WARNING - This document contains technical data whose export is restricted by the Arms Export Control Act (Title 22, USC, Sec 2751, et seq.) or the Export Administration Act of 1979, as amended, Title 50, USC, App. 2401 et seq.  Violations of these export laws are subject to severe criminal penalties.  Disseminate IAW provisions of DoD Directive 5230.25.

For Official Use Only

13 May 2010

PERFORMANCE WORK STATEMENT

FOR

TECHNOLOGY DEVELOPMENT AND INTEGRATION

PROGRAM FOR A LETHAL MINIATURE

AERIAL MUNITION SYSTEM (LMAMS)

Prepared by

AVIATION AND MISSILE RESEARCH, DEVELOPMENT, AND

ENGINEERING CENTER

1

PERFORMANCE WORK STATEMENT

TECHNOLOGY DEVELOPMENT AND INTEGRATION PROGRAM

FOR A

LETHAL MINIATURE AERIAL MUNITION SYSTEM (LMAMS)

1.0 SCOPE.  This Phase III SBIR effort is a logical extension of the two prior Phase I and Phase II SBIR funded contracts (Phase I SBIR - Contract No. H92222-06-P-0020, “Off-Board Sensing UAS System Concept”, Phase II SBIR — Contract No. FA9453-06-C-0202, “Miniature Unmanned Aerial Vehicle (MUAV)”).  The efforts of both Phase I and Phase II have yielded a ‘basic’ Lethal Miniature Aerial Munition System (LMAMS) configuration with daytime optical capability, global positioning system (GPS) navigation system, automatic flight controls, RAVEN ground control system user interface, warhead and Electronic Safe and Arm Device (ESAD), and a vision based target lock capability with pilot override functionality.

This Performance Work Statement (PWS) defines the Technology Development and Integration Program tasks that are required to provide to the Aviation and Missile Research Development and Engineering Center (AMRDEC) to further develop and enhance the LMAMS.  These tasks will provide for evaluation and continued system development of the current LMAMS configuration (referred to as basic electro-optical (EO) munition) as well as technology and system development for performance enhancements for future LMAMS configurations to include but not limited to an enhanced developmental electro-optical munition, enhanced developmental infrared (IR) munition, developmental ground support equipment and controls, and developmental Warhead/ESAD assemblies.

1.1 BACKGROUND.  The Special Operations Community (United States Army Special Operations Command (USASOC), Naval Special Warfare Command (NAVSPECWARCOM), Air Force Special Operations Command (AFSOC), Marine Corps Forces Special Operations Command (MARSOC) and the United States Army Maneuver Center of Excellence (MCOE)) share an identified requirement for a LMAMS that supports the critical military need to enhance the individual Warfighter’s lethality, survivability and improve precision indirect fire power at the lowest tactical echelon.  The LMAMS will provide a small tactical unit with an organic precision guided aerial munitions system capable of engaging enemy forces that are in advantageous positions such as rooftops, inside of buildings, alleyways, ridgelines, and/or other positions that may provide them an advantage over the friendly forces.  This capability enhances the small unit’s ability to quickly identify and precisely engage combatants in complex terrains and at standoff ranges.

2.0 APPLICABLE DOCUMENTS.  Applicable top level documents are identified by number, title, date, and category in the Document Summary List (DSL).  The document versions specified on the DSL take precedence over the generic references (without revision letters) cited in the PWS.

3.0 TASKS.  The Contractor, as an independent contractor and not an agent of the Government, shall conduct data development, technology development, technology integration, technology demonstration, design support efforts, system development and test required for current increment and enhancements for future technology insertions for the LMAMS IAW with the

2

PWS.  The LMAMS may consist of a ground control station (w/antenna, associated cables, repair kit, manuals), laptop, and munitions (with electro-optical and/or infrared sensors) including launchers, and warheads.  Technology enhancements and insertions may include but are not limited to imaging sensors/camera, warhead and fuzing, height of burst sensor, tracker algorithms, guidance and control electronics, and power/battery subsystems.

The tasks described in this PWS shall be performed per detailed task order PWSs.

3.1 DATA DEVELOPMENT.  The contractor shall produce analysis data required to support technology development, technology integration, and technology demonstration for current LMAMS configuration (basic E0 munition) and future technology insertions for enhanced EO munitions, enhanced infrared munitions and ground support equipment and controls.  The contractor shall prepare the necessary documentation as described in Section 3 of the PWS per applicable Task Order PWSs.  Technical Data Package deliverables will be IAW MIL-STD-31000 Standard Practice Technical Data Packages, MIL-STD-961 Defense and Program-unique Specifications Format and Content, MIL-STD-962 Defense Standards Format and Content, MIL-STD-2073-1 Standard Practice for Military Packaging, and DOD-STD-2101 Classification of Characteristics, as applicable.

3.1.1 Data Assembly:  The contractor shall perform data assembly efforts to provide data for ongoing or previously conducted engineering efforts.  Potential deliverables for Section 3.1.1 shall be IAW DI-MCCR-80700 Computer Software Product End Item, DI-MISC-80711 Scientific and Technical Reports, DI-CMAN-81248A Interface Control Document (ICD), DI-CMAN-80858 Configuration Management Plan, DI-SESS-81002 Developmental Design Drawings, Models & Associated Lists, DI-SDMP-81493 Program Unique Specification Documents and DI-SESS-81000 Product Drawings, Models & Associated Lists.

3.1.1.1 Performance Data:  The contractor shall provide ongoing or previously developed performance data that defines the component, subsystem or system performance with respect to its intended design.  This data shall include products such as subsystem and system performance specifications to quantify requirements.

3.1.1.2 Design Data:  The contractor shall provide ongoing or previously developed design data that characterizes the functional and physical properties of the component, subsystem or system elements.  This data shall include products such as component lists to include specific listings of the actual parts, materials, and processes that make up the design; drawings; specifications; assembly procedures; and documented supporting analysis and experiments to provide technical justification for the design.

3.1.1.3 Interface Data:  The contractor shall provide ongoing or previously developed interface data that defines the mechanical, electrical, and optical interfaces of the component, subsystem or system elements.  This data shall include products such as interface drawings and specifications and the supporting analysis and experiments that justify the design.

3.1.2 Design Analysis:  The contractor shall perform all analysis efforts to produce new data in support of technology development, technology integration, and technology demonstration.  These tasks include all analyses required to clearly identify design shortfalls and develop a

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mature technology concept to eliminate the shortfalls, integrate the new technology unit into the system, and demonstrate the system performance with the new technology unit through flight tests.  This includes operational analysis to quantify the requirements, system analysis to allocate the requirements, subsystem analysis to identify technology concepts to eliminate the shortfalls, and cost analysis to assure that the proposed solution is cost-effective.  Potential deliverables for Section 3.1.2 shall be IAW DI-MCCR-80700 Computer Software Product End Item, DI-MISC-80711 Scientific and Technical Reports, DI-CMAN-81248A Interface Control Document (ICD), DI-CMAN-80858 Configuration Management Plan, DI-SESS-81002 Developmental Design Drawings, Models & Associated Lists, DI-SDMP-81493 Program Unique Specification Documents, and DI-SESS-81000 Product Drawings, Models & Associated Lists.

3.1.2.1 Operational Analyses:  The contractor shall perform analyses that include threat assessment, operational scenario definition, mission requirements, and operational requirements.  These analyses shall include products such as threat characteristics, reference missions, interface requirements with external systems, operational timeline summaries, and operational requirement documentation.  Potential deliverables shall be IAW DI-MISC-80711 Scientific and Technical Reports.

3.1.2.2 System Analyses:  The contractor shall perform analyses that result in key performance parameters, system performance specifications, interface definitions, man-machine interfaces, and supportability requirements to allow system performance assessments that identify shortfalls of the system design from meeting the operational requirement.  Potential deliverables shall be IAW DI-CMAN-81248A Interface Control Document (ICD).  The contractor shall perform root cause analysis of design problems identified in technology development testing in Section 3.2.3.  These efforts shall provide documentation of the shortfalls of the system design and concepts for eliminating the design shortfalls to meet the operational requirements.

3.1.2.3 Subsystem Analyses:  The contractor shall perform analyses that result in subsystem performance specifications to allow component and subsystem performance assessments that identify shortfalls of the system component and subsystem design from meeting the system performance specifications.  The contractor shall identify component and subsystem concepts that eliminate the technology and design shortfalls and conduct comparative analysis to establish comparative advantages and disadvantages.  This effort shall provide documentation of the shortfalls of the component and subsystem design and concepts for eliminating the technology and design shortfalls to meet the subsystem system performance requirements.  Potential deliverables shall be IAW DI-SDMP-81493 Program Unique Specification Documents.

3.1.2.4 Performance Analysis:  The contractor shall identify key requirements of the performance specification and analyze performance against these requirements based on models of the evolving design.  Parameters of the models shall be based on alternatives being considered in the trade-off analysis.  Parameter variations shall provide information on the sensitivity of system performance to key parameters.  Test results shall be incorporated into the analysis to validate system performance with respect to the specification.  The analysis shall also highlight significant cost savings that could be realized by adjustments made to the performance specification.

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3.1.2.5 Cost Analysis:  The contractor shall perform cost analysis that result in engineering estimates and Unit Production Cost (UPC) of modified subsystems and systems that eliminate the shortfalls and optimize performance.  Cost shall include both the recurring and non-recurring costs and consider factors such as work breakdown packages, component cost estimates from Trade-off Analysis, production quantities, schedule, producibility, and risk.  The contractor shall perform Cost as an Independent Variable (CAIV) trade off analyses on key performance parameters.

3.1.3 Simulation:  The contractor shall conduct simulation efforts to produce new data in support of the analysis for technology development, technology integration, and technology demonstration.  Potential deliverables for Section 3.1.3 shall be IAW DI-MCCR-80700 Computer Software Product End Item, DI-MISC-80711 Scientific and Technical Reports, DI-CMAN-81248A Interface Control Document (ICD), DI-CMAN-80858 Configuration Management Plan, DI-SESS-81002 Developmental Design Drawings, Models & Associated Lists, DI-SESS-81000 Product Drawings, Models & Associated Lists and DI-SDMP-81493 Program Unique Specification Documents,

3.1.3.1 Digital Closed Loop Flight Simulation:  The contractor shall provide design data, component mathematical models, flight control algorithms, and simulations to the government for the development of an all-digital closed loop high fidelity six degree-of-freedom integrated flight simulation.  Potential deliverables shall be IAW DI-MCCR-80700 Computer Software Product End Item.  This simulation will be government developed and used for flight performance analyses, Monte Carlo analyses, flight failure analyses and flight performance reporting and will be the simulation of record for overall performance reporting.  The contractor shall provide such data to the government in a form that facilitates the government’s in-house development of the integrated flight simulation.  The contractor shall provide an algorithm description document for the flight control algorithms.  The contractor shall provide such models, algorithms, and simulations as used and shall include the error budget and error sources of each system component modeled.  The contractor shall identify all pertinent data and source and executable code necessary for the Government to independently verify and validate flight performance and deliver it to the government.  Models, algorithms, and simulations delivered to the government shall be adequately documented.  Potential deliverables shall be IAW DI-MISC-80711 Scientific and Technical Reports, and DI-MCCR-80700 Computer Software Product End Item.

3.1.3.2 Hardware-in-the-Loop (HWIL):  The contractor shall provide HWIL design and development efforts including planning, integration, and validation, to support testing in the contractor’s facilities and in the Government’s HWIL facilities.  Planning activities include efforts to modify, provide, and implement a HWIL plan to support HWIL in accordance with Government requirements.  Integration, validation, and testing activities include support for a fully integrated simulation, as well as safe, non-destructive acceptance tests.

3.1.4 General Support:  The contractor shall support the LMAMS technology development, integration, and demonstration.  All efforts performed under this paragraph shall be performed in conjunction with and incidental to performance of paragraphs 3.1 through 3.6.  Potential deliverables for Section 3.1.4 shall be IAW DI-MGMT-80004 Management Plan, DI-FNCL-

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80912 Performance and Cost Report, DI-ADMN-81373 Presentation Materials, and DI-ILSS-80872 Training Materials

3.1.4.1 Assessments:  The contractor shall perform programmatic and technical assessments, planning, analyses and investigations to determine impacts and effects of the results obtained above on other areas that affect overall system effectiveness.  Contractor shall develop recommendations to correct problems that have been identified.  These other areas include schedule, cost, manpower and personnel integration (MANPRINT), training, and other project management critical areas.  The contractor shall participate in study teams and Red Teams as described in task orders to address specific design issues and to make technical recommendations for Government consideration.  The contractor shall examine Government-Furnished Property (GFP), test plans and procedures, develop recommendations for changes, and review conduct of tests by others, as described in task orders.  The contractor shall develop recommendations for modifications based on performed assessments, as described in task orders.

3.1.4.2 Meetings:  The contractor shall attend meetings for the purpose of obtaining data required in the performance of contractual efforts under this requirement or to present the results of contractual efforts performed under this requirement.  The contractor shall attend such program reviews, design reviews, software walk-throughs and other such information gathering activities to perform contractual efforts as described in task orders.  The contractor shall provide support at local briefings and briefings at other sites.  The briefings might involve other contractors and/or customers.  This shall include the requirement for onsite generation of high quality graphics and briefing materials.

3.1.4.3 Notification of Rights:  The contractor shall identify and receive written government approval from the Contracting Officer prior to committing to the use of any privately developed items, components, processes, computer software, and/or technical data which they:

(i)   intend to deliver with Limited Rights

(ii)  intend to deliver with Government Purpose License Rights

(iii) intend to deliver with restricted rights

(iv) have not yet determined if such rights should apply.

3.2 TECHNOLOGY DEVELOPMENT.  The contractor shall perform efforts required to produce a functioning, performing, and qualified technology element prototype that eliminates capability shortfalls, based on the data developed in Section 3.1, and is ready for system integration in Section 3.3.  This effort includes design, fabrication, and testing supported by simulation-based analysis.

3.2.1 Technology Development Design:  The contractor shall perform component, subsystem, and system design required to begin technology development fabrication in Section 3.2.2.  This includes component and subsystem design to convert the technology concept to detailed engineering characteristics and system design to develop engineering data to facilitate incorporation of the required modifications.  Potential deliverables for Section 3.2.1 shall be IAW DI-NDTI-80566 Test Plan, DI-MCCR-80700 Computer Software Product End Item, DI-MISC-80711 Scientific and Technical Reports, DI-NDTI-80809 Test/Inspection Report, DI-CMAN-81248A Interface Control Document (ICD), DI-CMAN-80858 Configuration

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Management Plan, DI-SESS-81002 Developmental Design Drawings, Models & Associated Lists, DI-SESS-81000 Product Drawings, Models & Associated Lists, and DI-SDMP-81493 Program Unique Specification Documents.

3.2.1.1 Component and Subsystem Design:  The contractor shall perform effort that includes new designs of components or subsystem modifications that incorporate state-of-the-art technology for hardware/software in order to correct component or subsystem deficiencies and to optimize component or subsystem performance.  This design effort shall include tradeoff design studies that substantiate that the best approach and components were selected for the design to meet the component or subsystem performance specification of Section 3.1.2.3 and engineering analysis to ensure that modifications and optimizations are timely and are cost and performance effective.

3.2.1.2 System Design:  The contractor shall perform effort that includes new system designs to incorporate the components and subsystems designed in Section 3.2.1.1 and to correct system deficiencies and optimize system performance identified in Section 3.1.2.2.  This design effort shall include integration studies and engineering design to ensure that modifications accommodated within the system and system optimizations are timely and are cost and performance effective.

3.2.2 Technology Development Fabrication:  The contractor shall perform efforts required to fabricate a functioning technology element ready for performance testing in Section 3.2.3.  This effort includes the fabrication, assembly, and integration of items at the component, subsystem, and system level.  Potential deliverables for Section 3.2.2 shall be IAW DI-NDTI-80566 Test Plan, DI-MCCR-80700 Computer Software Product End Item, DI-MISC-80711 Scientific and Technical Reports, DI-CMAN-81248A Interface Control Document (ICD), DI-CMAN-80858 Configuration Management Plan, DI-SESS-81002 Developmental Design Drawings, Models & Associated Lists, DI-SESS-81000 Product Drawings, Models & Associated Lists, and DI-SDMP-81493 Program Unique Specification Documents.

3.2.2.1 Parts:  The contractor shall perform effort to acquire or develop all items needed in the assembly of the functioning technology element.  Elements may include prototypes components, subsystems, specialized test beds, fixtures, and data collection/reduction equipment.

3.2.2.2 Assembly:  The contractor shall perform effort to assemble the items developed in 3.2.2.1 into component, subsystem, or system elements which are ready to be integrated into a functioning technology element.  The contractor shall employ a computer-driven, virtual fabrication and integration workshop, as appropriate, in order to establish sequences for construction build-up and dimensional tolerance ceilings.

3.2.2.3 Integration:  The contractor shall perform effort to integrate the assembled elements into a functioning technology element ready for performance testing.  Reconfiguration of existing equipment shall be considered and employed, as appropriate for integration.  Appropriate interface control shall be adhered to for optical, mechanical and electrical connections.

3.2.3 Technology Development Performance Testing:  The contractor shall perform tasks under this section to include all performance testing efforts required to test and qualify a

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functioning and performing technology element ready for system integration in Section 3.3.  This effort includes stand-alone laboratory and field testing of the technology element produced in 3.2.2.  Performance testing shall include, but not be limited to those tests defined in 3.2.3.1 through 3.2.3.4.  Potential deliverables for Section 3.2.3 shall be IAW DI-NDTI-80566 Test Plan, DI-MCCR-80700 Computer Software Product End Item, DI-MISC-80711 Scientific and Technical Reports, DI-NDTI-80809 Test/Inspection Report, DI-CMAN-81248A Interface Control Document (ICD), DI-CMAN-80858 Configuration Management Plan, DI-SESS-81002 Developmental Design Drawings, Models & Associated Lists, DI-SESS-81000 Product Drawings, Models & Associated Lists, and DI-SDMP-81493 Program Unique Specification Documents.

3.2.3.1 Technology Element Laboratory Tests:  The contractor shall conduct fully controllable and adequately observable laboratory tests to obtain performance data on the functioning technology element sufficient to verify that performance meets the design specifications.  These tests may be conducted under a variety of test environments such as vibration, shock, temperature, humidity, and natural and man-made environments to qualify the technology element for system integration, as described in task orders.  The contractor shall conduct these tests, to include setup troubleshooting, data recording, real-time data analysis, and test analysis and documentation, as delineated in task orders.

3.2.3.2 Technology Element Field Tests:  The contractor shall implement fully controllable and adequately observable field tests to obtain performance data on the functioning technology element to validate the performance obtained in laboratory tests in Section 3.2.3.1 to produce a functioning, performing, and qualified technology element ready for system integration.  The contractor shall conduct these tests, to include setup troubleshooting, data recording, real-time data analysis, and test analysis and documentation, as delineated in task orders.

3.3 TECHNOLOGY INTEGRATION.  The contractor shall perform efforts required to integrate a functioning, performing, and qualified technology element developed in Section 3.2 into a system-level configuration to produce an enhanced EO/IR LMAMS ready for technology demonstration in Section 3.4.  This effort includes design, fabrication, and testing supported by simulation-based analysis.

3.3.1 Technology Integration Design:  The contractor shall perform mechanical, electrical, optical, and other interface design required for the integration of the technology element into the system-level configuration sufficient for fabrication and assembly in Section 3.3.2.  This design effort includes assembly drawings, electrical interface, assembly steps and procedures, and parts lists.  Potential deliverables shall be IAW DI-SESS-81002 Developmental Design Drawings, Models & Associated Lists.  Potential deliverables for Section 3.3.1 shall be IAW DI-MCCR-80700 Computer Software Product End Item, DI-MISC-80711 Scientific and Technical Reports, DI-CMAN-81248A Interface Control Document (ICD), DI-CMAN-80858 Configuration Management Plan, DI-SESS-81002 Developmental Design Drawings, Models & Associated Lists, DI-SESS-81000 Product Drawings, Models & Associated Lists, and DI-SDMP-81493 Program Unique Specification Documents.

3.3.2 Technology Integration Fabrication:  The contractor shall perform efforts required to develop or acquire the special mechanical, electrical, optical, and other interface parts needed for

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system integration, to assemble the interface components, and to integrate those components into functioning and performing munition ready for performance testing in Section 3.3.3.  Potential deliverables for Section 3.3.2 shall be IAW DI-MCCR-80700 Computer Software Product End Item, DI-MISC-80711 Scientific and Technical Reports, DI-CMAN-81248A Interface Control Document (ICD), DI-CMAN-80858 Configuration Management Plan, DI-SESS-81002 Developmental Design Drawings, Models & Associated Lists, DI-SESS-81000 Product Drawings, Models & Associated Lists, and DI-SDMP-81493 Program Unique Specification Documents.

3.3.2.1 Parts:  The contractor shall perform effort to acquire or develop all parts needed in the integration of the functioning technology element into the munition system.  Elements may include prototype components, subsystems, specialized test beds, fixtures, and data collection/reduction equipment.

3.3.2.2 Assembly:  The contractor shall perform effort to assemble the parts developed in 3.3.2.1 into interface components that will allow the functioning technology element to be integrated with the higher-level system configuration.  The contractor shall employ a computer-driven, virtual fabrication and integration workshop, as appropriate, in order to establish sequences for construction build-up and dimensional tolerance ceilings.

3.3.2.3 Integration:  The contractor shall integrate the functioning technology element system-level configuration, using the interface components assembled in Section 3.3.2.2, to form a functioning and performing munition system ready for performance testing in Section 3.3.3.

3.3.3 Technology Integration Performance Testing:  The contractor shall conduct all performance testing efforts required to produce a functioning and performing LMAMS ready for technology demonstration in Section 3.4.  This effort includes laboratory, flight, and non-flight field testing of the integrated technology unit produced in 3.3.2.  Performance testing shall include, but not be limited to those tests defined in 3.3.3.1 through 3.3.3.4.  Potential deliverables for Section 3.3.3 shall be IAW DI-NDTI-80566 Test Plan, DI-MCCR-80700 Computer Software Product End Item, DI-MISC-80711 Scientific and Technical Reports, DI-NDTI-80809 Test/Inspection Report, DI-CMAN-81248A Interface Control Document (ICD), DI-CMAN-80858 Configuration Management Plan, DI-SESS-81002 Developmental Design Drawings, Models & Associated Lists, DI-SESS-81000 Product Drawings, Models & Associated Lists, and DI-SDMP-81493 Program Unique Specification Documents.

3.3.3.1 LMAMS Laboratory Tests:  The contractor shall conduct fully controllable and adequately observable laboratory tests to obtain performance data on the functioning munition system sufficient to verify that performance meets the design specifications and qualify the system for flight testing.  These tests shall be conducted under a variety of test environments such as vibration, shock, temperature, humidity, and natural and man-made environments as described in task orders.  The contractor shall conduct these tests, to include setup troubleshooting, data recording, real-time data analysis, and test analysis and documentation, as delineated in task orders.

3.3.3.2 Munition Field Tests:  The contractor shall implement fully controllable and adequately observable field tests, either flight or non-flight, to obtain performance data on the functioning

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munition system to validate the performance obtained in laboratory tests in Section 3.3.3.1 to produce a functioning and performing munition system ready for technology demonstration in Section 3.4.  The contractor shall conduct these tests, to include setup troubleshooting, data recording, real-time data analysis, and test analysis and documentation, as delineated in task orders.

3.4 TECHNOLOGY DEMONSTRATION.  The contractor shall perform efforts to conduct an integrated system-level demonstration of the technology unit provided in Section 3.3, and proving it ready for further system development.  Efforts include planning, testing, and test data reduction supported by simulation-based analysis.

3.4.1 Technology Demonstration Plans:  The contractor shall plan and document fully controllable and adequately observable test plans, scenarios, and procedures to demonstrate the LMAMS to establish its performance in the field, incorporating the closed loop and HWIL simulation to fill out the total system configuration.  Potential deliverables for Section 3.4.1 shall be IAW DI-NDTI-80566 Test Plan, DI-MCCR-80700 Computer Software Product End Item, DI-MISC-80711 Scientific and Technical Reports, DI-CMAN-81248A Interface Control Document (ICD), DI-CMAN-80858 Configuration Management Plan, DI-SESS-8l002 Developmental Design Drawings, Models & Associated Lists, DI-SESS-81000 Product Drawings, Models & Associated Lists, and DI-SDMP-81493 Program Unique Specification Documents.

3.4.2 Technology Demonstration Test:  The contractor shall perform efforts to demonstrate the performance of the LMAMS under field conditions.  This effort includes pre-flight testing, and Closed Loop Autonomous Flight testing of the system produced in Section 3.3.  Potential deliverables for Section 3.4.2 shall be IAW DI-NDTI-80566 Test Plan, DI-MCCR-80700 Computer Software Product End Item, DI-MISC-80711 Scientific and Technical Reports, DI-NDTI-80809 Test/Inspection Report, DI-CMAN-81248A Interface Control Document (ICD), DI-CMAN-80858 Configuration Management Plan, DI-SESS-81002 Developmental Design Drawings, Models & Associated Lists, DI-SESS-81000 Product Drawings, Models & Associated Lists, and DI-SDMP-81493 Program Unique Specification Documents.

3.4.2.1 Pre-Flight Testing:  The contractor shall conduct tests to verify flight readiness of the munition system.  This testing shall include all checks to provide a high level of confidence that the munition system will function as designed during closed loop autonomous flight testing.  This test includes electrical and mechanical functioning, subsystem operation, and system integrity.  The contractor shall conduct these tests as described in task orders.

3.4.2.2 Closed Loop Autonomous Flight Test:  The contractor shall conduct Closed Loop Autonomous Flight tests, according to test plans developed in Section 3.4.1.  These tests shall demonstrate the LMAMS capability to autonomously execute a mission given a target lock on command from the user without further user intervention.  The tests shall include test range reservation, range support, delivery of the munition system and test equipment to the test site, installation and assembly at the test site, preflight checkout, conduct of the test, and acquisition of test data.  Closed Loop Autonomous Flight tests shall provide engineering data to validate simulations.

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3.4.3 Technology Demonstration Data Reduction:  The contractor shall perform all data efforts required for setup, installation, test conduct, troubleshooting, pre-flight and real-time data analysis, collection, display, data reduction, and demonstration evaluation.  Potential deliverables for Section 3.4.3 shall be IAW DI-NDTI-80566 Test Plan, DI-MCCR-80700 Computer Software Product End Item, DI-MISC-80711 Scientific and Technical Reports, DI-NDTI-80809 Test/Inspection Report, DI-CMAN-81248A Interface Control Document (ICD), DI-CMAN-80858 Configuration Management Plan, DI-SESS-81002 Developmental Design Drawings, Models & Associated Lists, DI-SESS-81000 Product Drawings, Models & Associated Lists, and DI-SDMP-81493 Program Unique Specification Documents.

3.5 DESIGN SUPPORT.  The contractor shall perform tasks to produce reliability, maintainability, and manufacturing effort required to support technology development, technology integration, and technology demonstration for current increment enhancements and future technology insertions for the LMAMS.

3.5.1 Reliability and Maintainability:  Tasks performed under this section include all efforts to produce reliable and maintainable design during technology development, technology integration, and technology demonstration.  The LMAMS, its subsystems and components shall demonstrate an operational (probabilistic) reliability with regard to operational scenarios and requirements defined in individual task orders.  Potential deliverables for Section 3.5.1 shall be IAW DI-NDTI-80566 Test Plan, DI-MCCR-80700 Computer Software Product End Item, DI-MISC-80711 Scientific and Technical Reports, DI-NDT1-80809 Test/Inspection Report, DI-CMAN-81248A Interface Control Document (ICD), DI-CMAN-80858 Configuration Management Plan, DIl-SESS-81002 Developmental Design Drawings, Models & Associated Lists, DI-SESS-81000 Product Drawings, Models & Associated Lists, and DI-SDMP-81493 Program Unique Specification Documents.

3.5.1.1 RAM Modeling and Simulation:  The contractor shall perform reliability and maintainability (R&M) modeling and simulation studies and system/component R&M assessments and impact studies in support of risk mitigation activities.

3.5.1.2 RAM Design Support:  The contractor shall support the design/analysis, fabrication/integration, and test efforts with the day-to-day planning, management, and assessment of R&M activities.  The contractor shall coordinate with the Government and contractor teams to assure appropriate and adequate R&M design and development considerations in order to minimize R&M integration and demonstration issues.

3.5.1.3 RAM Studies:  The contractor shall conduct trade studies, reviews, and assessments of R&M technologies and methodologies to identify and recommend areas where R&M performance may be improved.

3.5.2 Manufacturing:  The contractor shall produce cost effective manufacturing processes, materials, tooling, and assembly during technology development, technology integration, and technology demonstration.  The overall cost of the system, to include the Ground Control Station (GCS), laptop, airframe, warhead and on-board sensor shall not exceed costs described in the task orders.  Potential deliverables for Section 3.5.2 shall be IAW DI-NDTI-80566 Test Plan, DI-MCCR-80700 Computer Software Product End Item, DI-MISC-80711 Scientific and Technical

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Reports, DI-NDTI-80809 Test/Inspection Report, DI-CMAN-81248A Interface Control Document ([CD), DI-CMAN-80858 Configuration Management Plan, DI-SESS-81002 Developmental Design Drawings, Models & Associated Lists, DI-SESS-81000 Product Drawings, Models & Associated Lists, and DI-SDMP-81493 Program Unique Specification Documents.

3.5.2.1 Processes, Materials and Tooling:  The contractor shall evaluate and validate producibility and evaluate cost drivers.  Munition components fabrication, assembly, integration and test models shall be utilized for optics, guidance and control, warhead, motor/propulsion, electronics and cabling, and airframe/structural hardware.  The contractor shall evaluate supplier manufacturing and affordability issues for components, materials, fabrication, assembly and test.  Simulations and models shall be used to identify technical, cost and schedule risks related to supplier manufacturing.

3.5.2.2 System Assembly and Integration:  The contractor shall perform systems engineering analyses of interrelationships between technical performance, production processes, technological status, and cost and schedule performance.  The contractor shall perform analyses in the areas of statistics, reliability and hardware performance for various weapon systems and subsystems.  The contractor shall research and develop expert systems in support of advanced weapon system manufacturing utilizing artificial intelligence methodologies and techniques for the modeling and representation of knowledge, deduction, and problem solving.  The contractor shall identify and establish innovative processes and common/standard procedures to lessen the impact of technology obsolescence and significantly reduce technical risks and production/sustainment costs.  The contractor shall conduct studies on systems and subsystems to assess total producibility.  This includes, but is not limited to, locating manufacturing bottlenecks and identifying root causes, utilizing corrective actions, and tracking progress on these actions.  The contractor shall provide reliability, maintainability, and manufacturing models and simulations to evaluate and validate reliability, maintainability, producibility, and manufacturing cost drivers.  These simulations and models shall be used to identify technical, cost and schedule risks related to in-house or supplier capabilities.

3.5.2.3 Cost Assessment Updates:  The contractor shall conduct assessments and develop risk mitigation approaches to address affordability and manufacturability with the objective of documenting manufacturing readiness, cost concerns and mitigation approaches.  The contractor shall establish product and process benchmarks and define and document estimated production costs for each component.  The contractor shall identify cost drivers and evaluate producibility concerns associated with planned manufacturing methods and materials and processes.  The contractor shall complete a study regarding assembly labor, and attempt to reduce labor costs using industrial/manufacturing engineering techniques, and provide a report regarding the results of the study.  The contractor shall develop, maintain and provide to the government AUPC/AUPP cost estimates to include recurring and nonrecurring costs down to the component level with justification, which includes either vendor quotes, or full labor and materials breakdown analysis; manufacturing readiness levels, manufacturing cost drivers, and list of key suppliers.

3.6 SYSTEM TEST AND EVALUATION SUPPORT.  The contractor shall perform tasks for LMAMS current, basic EO configuration and/or future enhanced configurations fabrication,

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assembly, and integration into functioning and performing munition ready for test and evaluation by various parties including government test functions, potential end users, and others.  The contractor shall develop training materials and perform training necessary for operators to use the LMAMS.

3.6.1 System Fabrication, Assembly, Integration, and Test:  The contractor shall perform efforts required to develop or acquire the special mechanical, electrical, optical, and other interface parts needed for system integration, to assemble the interface components, and to integrate those components into functioning and performing munition ready for test and evaluation.  Potential deliverables for Section 3.6.1 shall be IAW DI-NDT1-80566 Test Plan, DI-MCCR-80700 Computer Software Product End Item, DI-MISC-80711 Scientific and Technical Reports, DI-NDTI-80809 Test/Inspection Report, DI-CMAN-81248A Interface Control Document (ICD), DI-CMAN-80858 Configuration Management Plan, DI-SESS-81002 Developmental Design Drawings, Models & Associated Lists, DI-SESS-81000 Product Drawings, Models & Associated Lists, and DI-SDMP-81493 Program Unique Specification Documents.

3.6.1.1 Parts:  The contractor shall perform effort to acquire or develop all parts needed in the integration of the functioning technology element into the munition system.  Elements may include prototype components, subsystems, specialized test beds, fixtures, and data collection/reduction equipment.

3.6.1.2 Assembly:  The contractor shall perform effort to assemble the parts developed in 3.6.1.1 into interface components that will allow the functioning technology element to be integrated with the higher-level system configuration.  The contractor shall employ a computer-driven, virtual fabrication and integration workshop, as appropriate, in order to establish sequences for construction build-up and dimensional tolerance ceilings.

3.6.1.3 Integration:  The contractor shall integrate the functioning technology element system-level configuration, using the interface components assembled in Section 3.6.1.2, to form a functioning and performing munition system ready for test and evaluation by various parties including government test functions, potential end users, and others.

3.6.1.4 Test and Evaluation:  The contractor shall conduct tests to verify flight readiness of the munition system.  This testing shall include all checks to provide a high level of confidence that the munition system will function as designed during flight testing.  This test includes electrical and mechanical functioning, subsystem operation, and system integrity.  The contractor shall conduct these tests, to include setup troubleshooting, data recording, real-time data analysis, and test analysis and documentation, as delineated in task orders.  Test and Evaluation support efforts shall include test range reservation, range support, delivery of the munition system and test equipment to the test site, installation and assembly at the test site, preflight checkout, conduct of the test, and acquisition of test data.

3.6.2 System User Training and Documentation:  The contractor shall perform tasks under this section to include all efforts required to develop training documentation and materials and perform system user training for LMAMS operators.  Potential deliverables for Section 3.6.2 shall be IAW DI-NDTI-80566 Test Plan, DI-MCCR-80700 Computer Software Product End

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Item, DI-MISC-80711 Scientific and Technical Reports, DI-NDTI-80809 Test/Inspection Report, DI-CMAN-81248A Interface Control Document (ICD), DI-CMAN-80858 Configuration Management Plan, DI-ILSS-80872 Training Materials, DI-SESS-81002 Developmental Design Drawings, Models & Associated Lists, DI-SESS-81000 Product Drawings, Models & Associated Lists, and DI-SDMP-81493 Program Unique Specification Documents.

3.6.2.1 Training Documentation and Materials:  The contractor shall develop training materials necessary to train LMAMS operators which may include but are not limited to government test functions and potential end users.  These materials may include, but are not limited to printed materials, videos, and training manuals.  Potential deliverables shall be IAW DI-ILSS-80872 Training Materials.

3.6.2.2 System User Training:  The contractor shall perform training in various forms, to include classroom, simulator-based, and hands on flight testing for LMAMS operators as described in task orders.

4.0 TRAVEL.  Travel is anticipated in performance of this contract.  The contractor shall travel to support all elements of the PWS as described in task orders.  The contractor must receive approval from the COR prior to performing any travel.  Anticipated travel locations include, but are not limited to Huntsville, AL; Dugway Proving Grounds, UT; and Eglin AFB, FL.

5.0 SECURITY.  The contractor shall provide security to a level necessary to meet the requirements of the contract.  The contractor’s work effort shall not be above the level of SECRET.  The contractor shall comply with all applicable security classification guides listed in the contract.  The contractor shall be required to obtain and maintain a SECRET facility clearance and provide adequate cleared personnel at the SECRET level to perform classified tasks.  The contractor will be authorized to receive, generate, and store classified information at the SECRET level.  The contractor will be authorized access to COMSEC.

6.0 CONTRACTOR MANPOWER REPORTING.  The Office of the Assistant Secretary of the Army (Manpower & Reserve Affairs) operates and maintains a secure Army data collection site where the contractor shall report ALL contractor manpower (including subcontractor manpower) required for performance of this contract.  The contractor is required to completely fill in all the information in the format using the following web address:  https://contractormanpower.army.pentagon.mil.  The required information includes:  (1) Contracting Office, Contracting Officer, Contracting Officer’s Technical Representative; (2) Contract number, including task and delivery order number; (3) Beginning and ending dates covered by reporting period; (4) Contractor name, address, phone number, e-mail address, identity of contractor employee entering data; (5) Estimated direct labor hours (including subcontractors); (6) Estimated direct labor dollars paid this reporting period (including subcontractors; (7) Total payments (including subcontractors); (8) Predominant Federal Service Code (FSC) reflecting services provided by contractor (and separate predominant FSC for each sub-contractor if different); (9) Estimated data collection cost; (10) Organizational title associated with the Unit Identification Code (UIC) for the Army Requiring Activity (the Army Requiring Activity is responsible for providing the contractor with its UIC for the purposes of reporting this information); (11) Locations where contractor and sub-contractors perform the work (specified by zip code in the United States and nearest city, country, when in an overseas

14

location, using standardized nomenclature provided on website); (12) Presence of deployment of contingency contract language; and (13) Number of contractor and subcontractor employees deployed in theater this reporting period (by country).  As part of its submission, the contractor shall also provide the estimated total cost (if any) incurred to comply with this reporting requirement.  Reporting period will be the period of performance not to exceed 12 months ending 30 September of each government fiscal year and must be reported by 31 October of each calendar year.  Contractors may use a direct XML data transfer to the database server or fill in the fields on the website.  The XML direct transfer is a format for transferring files from a contractor’s system to the secure website without the need for separate data entries for each required data element at the website.  The specific formats for the XML direct transfer may be downloaded from the website.

7.0 Government Furnished Equipment (GFE)/Government Furnished Information (GFI)/Government Furnished Material (GFM)/ Government Furnished Property (GFP).  The contractor personnel shall be off-site at the contractor’s facility, and utilize their resources to perform the tasks.  The Government will provide access to networked engineering applications as needed.  The government on-site test and laboratory areas to be supported are located on Redstone Arsenal (Propulsion Technology Test Site, located at TA-10) and at Eglin Air Force Base.  Government test ranges will be used for occasional field tests and for the Live Fire Demonstration.  The contractor shall have access to all applicable Government technical manuals, requirement documents, drawings, and other data required for execution of the LMAMS Program.  Specific technical areas of interest include developmental drawings and designs for a Government developed Infrared Sensor, image stabilization/tracker software, Height of Burst (HOB) Sensor, and a miniature power source for the munition.  Other requirements for GFE, GFI, GFM, and GFP will be listed in the individual Task Order PWS.  The parties will follow the procedures and guidance for the handling of GFE/GFI/GFM/GFP as set forth in FAR 52.245-1.

8.0 Safety Requirements.  The contractor shall comply with applicable provisions of Army Regulation 385-63, “Range Safety” while performing any tests or demonstrations on Government operated or owned ranges.  The contractor shall comply with DOD 4145.26-M, “DOD Contractor’s Safety Manual for Ammunition and Explosives” while performing all ammunition and explosives efforts and services.

15

FOR OFFICIAL USE ONLY

1

2

DD FORM 254 (CONTINUATION)

CONTRACT #

ATTACHMENT A

“FOR OFFICIAL USE ONLY” (FOUO) INFORMATION

1.  General.  The “FOR OFFICIAL USE ONLY” (FOUO) marking is assigned to information at the time of its creation.  It is used to designate official government information that may be withheld from the public under exemptions 2 through 9 of the Freedom of Information Act.  Use of the marking does not mean that the information cannot be released to the public, only that it must be reviewed by the government prior to its release to determine whether a significant and legitimate government purpose is served by withholding the information or portions of it.

2.  Identification Markings.

a.  An unclassified document containing FOUO information will be marked “FOR OFFICIAL USE ONLY” at the bottom and front cover (if any) on the first page, on each page containing FOUO information, on the back page, and on the outside of the back cover (if any).  No portion markings will be shown.

b.  Within a classified document, an individual page that contains both FOUO and classified information will be marked at the top and bottom with the highest security classification of information appearing on the page.  If an individual portion contains FOUO information but no classified information, the portion will be marked, FOUO.

c.  Any “FOR OFFICIAL USE ONLY” information released to a contractor by a DoD user agency is required to be marked with the following statement prior to transfer:

This document contains information EXEMPT FROM MANDATORY DISCLOSURE under FOIA.  Exemptions                      apply.

d.  Removal of the “FOR OFFICIAL USE ONLY” marking can only be accomplished by the originator or other competent authority.

When the “FOR OFFICIAL USE ONLY” status is terminated, all known holders will be notified to the extent possible.

3.  Dissemination.  “FOR OFFICIAL USE ONLY” information may be disseminated by contractors to their employees and subcontractors who have a need for the information in connection with a classified contract.

4.  Storage.  During working hours, “FOR OFFICIAL USE ONLY” information shall be placed in and out-of-sight location if the work area is accessible to persons who do not have a need for the information.  During nonworking hours, the information shall be stored to preclude unauthorized access.  Filing such material with other unclassified records in unlocked files or desks, is adequate when internal building security is provided during nonworking hours.  When such internal security control is not exercised, locked buildings or rooms will provide adequate after hours protection or the material can be stored in locked receptacles such as file cabinets, desks, or bookcases.

FOR OFFICIAL USE ONLY

5.  Transmission.  “FOR OFFICIAL USE ONLY” documents and material can be transmitted via first class mail, parcel post, or for bulk shipments, fourth class mail.  Electronic transmission of FOUO information by voice, data, facsimile or similar means, should be by approved secure communications systems whenever possible.

6.  Disposition.  When no longer needed FOUO, information may be disposed off by tearing each copy into pieces to preclude reconstructing and placing it in a regular trash container.

7.  Unauthorized Disclosure.  Unauthorized disclosure of “FOR OFFICIAL USE ONLY” does not constitute a security violation but the contracting officer should be informed of any unauthorized disclosure.  The unauthorized disclosure of FOUO information protected by the Privacy Act may result in criminal sanctions.

QUALITY ASSURANCE SURVEILLANCE PLAN

SBIR Phase III

“LETHAL MINIATURE AERIAL MUNITION SYSTEM

(LMAMS)”

Description of Action:  This Phase III SBIR effort is for requirements definition, prototype development, testing, and software development for a Lethal Miniature Aerial Munition System (LMAMS) for missile technology needs.

Metrics:  The SBIR Phase III contract requires submission of technical reports, contract performance and cost reports, and final technical reports for contractual workload.  A Contracting Officers Representative (COR) has been appointed to assist with the administration of each task/technical directive performed under the contract.  Contractor performance under this contract will be reviewed and assessed on a monthly basis.

a.)            Cost metrics will be measured in a monthly cost report.  Budgets will be baselined for each effort prior to start.  Deltas in actual cost vs. budget cost will be monitored and measured to avoid cost overruns.

b.)           Schedule metrics will be measured using the monthly technical status report.  Schedules are baselined for each effort prior to start.  Deltas in actual schedule vs. baseline are monitored and measured.

c.) Performance metrics are defined prior to the start of any effort and will be monitored through monthly reporting.

FOR OFFICIAL USE ONLY

1

PERFORMANCE REQUIREMENTS SUMMARY MATRIX

PERFORMANCE OBJECTIVE	PERFORMANCE STANDARD	ACCEPTABLE QUALITY LEVEL (AQL)	METHOD OF SURVEILLANCE	PERFORMANCE INCENTIVE
CDRL Requirements

Contract requirements met with little rework/re- performance required and with few minor and no significant problems encountered

Deliverable reports contain all required data and meet all applicable CDRL requirements

Contractor delivery of products and/or services meets all contract requirements. Performance occurs with no required re-performance/ rework at least 80% of time. Problems that are encountered are minor and resolved in a satisfactory manner.

Routine Inspection of Deliverable Services/Products

Assignment of performance rating for QUALITY criteria:

SATISFACTORY Performance and deliverables meet all contract requirements. Performance delivered with no re performance/rework at least 80% of time; problems that are encountered are minor and resolved in a satisfactory manner.

UNSATISFACTORY Many contract requirements not met. Numerous re-performances/reworks required. Substantial problems were encountered and inadequate corrective actions employed.

Adherence to Schedule	Contract milestones, periods of performance, and/or data submission dates are met or exceeded	Contractor meets contract delivery requirements at least 80% of the time (excluding Government caused delays)	Routine Inspection of Deliverable Services/Products

Assignment of performance rating for SCHEDULE criteria:

SATISFACTORY Contract milestones/ performance dates met or exceeded at least 80% of time (excluding government caused delays)

UNSATISFACTORY Contract schedule/performance dates met less than 70% of time

Adherence to Cost	Contract cost is controlled in efficient and effective manner Cost reports contain all required data and meet all applicable CDRL requirements	Contractor delivery of products and/or services is in the range of 91% to 100% of all contract cost estimates	Routine Inspection of contract Performance and Cost Reports, vouchers	Assignment of performance rating for COST criteria: SATISFACTORY Performance Costs are maintained in the range of 91% to 100% of the estimated contract costs

2

PERFORMANCE OBJECTIVE	PERFORMANCE STANDARD	ACCEPTABLE QUALITY LEVEL (AQL)	METHOD OF SURVEILLANCE	PERFORMANCE INCENTIVE
UNSATISFACTORY Performance costs exceed the estimated contact costs
Prototype

Contract prototype requirements met with little rework/re- performance required and with few minor and no significant problems encountered

Performance meets all technical and functional requirements, and is highly responsive to changes in technical direction and/or the technical support environment

Assessments, evaluations, analyses, recommendations, and related assistance are thorough, reliable, highly relevant to contract requirements, and consist of substantial depth and breadth of subject matter

Deliverable reports contain all required data and meet all applicable CDRL requirements

Contractor delivery of products and/or services meets all contract requirements. Performance occurs with no required re-performance/ rework at least 80 % of time. Problems that are encountered are minor and resolved in a satisfactory manner.

Routine Inspection of Deliverable Services/Products

Assignment of performance rating for QUALITY criteria:

SATISFACTORY Performance and deliverables meet all contract requirements. Performance delivered with no re-performance/ rework at least 80% of time; problems that are encountered are minor and resolved in a satisfactory manner.

UNSATISFACTORY Many contract requirements not met Numerous re-performances/reworks required. Substantial problems were encountered and inadequate corrective actions employed.

3

DFARS 252.227-7017, Identification and Assertion of Use, Release, or Disclosure Restrictions (JUN 1995)

LIST OF NONCOMMERCIAL TECHNICAL DATA OR
NONCOMMERCIAL COMPUTER SOFTWARE FURNISHED TO THE GOVERNMENT WITH RESTRICTIONS

Performance of this contract involves the application of privately developed intellectual property as claimed by the contractor. As such, the contractor asserts for it, or the persons identified below, that the Government’s rights to use, release, or disclose the noncommercial technical data or noncommercial computer software listed herein should be restricted.

The Government agrees with the contractor’s staled position subject to the following: In the event that it is later determined that the asserted rights herein are inconsistent with other more favorable pre-existing rights previously afforded to the Government, then such more favorable pre-existing rights previously afforded the Government shall apply to this contract.

SBIR III Technology Development and Integration Program
for the Lethal Miniature Aerial Munition System (LMAMS)

Technical Data or Computer Software to be Furnished With Restrictions*	Basis for Assertion **	Asserted Rights Category ***	Name of Person Asserting Restrictions ****
Technical data setting forth or describing the design, configuration or manufacture of the Switchblade (SB) [***] and [***] hardware, Block 1 and 20 series.	Developed exclusively at private expense.	Limited	AeroVironment Inc. (AV)
SB [***] software, Block 1 and 20 series.	Developed exclusively at private expense	Restricted	AeroVironment Inc.
Technical data setting forth or describing the design, configuration or manufacture of the Switchblade (SB) [***] and [***] systems, Block 1 and 20 series.	Developed exclusively at private expense.	Limited	AeroVironment Inc. (AV)
Technical data setting forth or describing the deign, configuration or manufacture of the SB [***] and [***] Block 1 and 20 series.	Developed exclusively at private expense.	Limited	AeroVironment Inc.
Technical data setting forth or describing the design, configuration or manufacture of the SB [***] Block 1 and 20 series.	Developed exclusively at private expense.	Limited	AeroVironment Inc.
Technical data setting forth or describing the design, configuration or manufacture of the SB [***] and [***], Block 1 and 20 series.	Developed exclusively at private expense.	Limited	AeroVironment Inc.
Technical data setting forth or describing the design, configuration or manufacture of the SB [***] Block 1 and 20 series.	Developed exclusively at private expense.	Limited	AeroVironment Inc.
Technical data setting forth or describing the design, configuration or manufacture of the SB [***] hardware, Block 1.	Developed exclusively at private expense.	Limited	AeroVironment Inc.
SB [***] Software, Block 1.	Developed exclusively at private expense.	Restricted	AeroVironment Inc.
Technical Data setting forth or describing the design, configuration or manufacturing of the SB [***] Hardware, Block 1 and 20 series.	Developed exclusively at private expense.	Limited	AeroVironment Inc.
Technical Data setting forth or describing the design, configuration or manufacture of the SB [***], Block 1.	Developed exclusively at private expense.	Limited	AeroVironment Inc.

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Technical Data or Computer Software to be Furnished With Restrictions*	Basis for Assertion **	Asserted Rights Category ***	Name of Person Asserting Restrictions ****
Technical Data setting forth or describing the design, configuration or manufacture of an Unmanned Aerial Vehicle (UAV) [***] configured with a [***], SB Block 1.	Developed exclusively at private expense.	Limited	AeroVironment Inc.
Technical Data setting forth or describing the design, configuration or manufacture of an UAV [***] configured with an [***], SB Block 1 and 20 series.	Developed exclusively at private expense.	Limited	AeroVironment Inc.
Technical Data setting forth or describing the design, configuration or manufacture of a [***], SB Block 1 and 20 series.	Developed exclusively at private expense.	Limited	AeroVironment Inc.
Technical Data setting forth or describing the design, configuration or manufacturing of a UAV configured to [***] responsive to an [***] and/or [***], SB Block 1 and 20 series	Developed exclusively at private expense.	Limited	AeroVironment Inc.
Technical Data setting forth or describing the design, configuration or manufacture of an [***], SB Block 1 and 20 series.	Developed exclusively at private expense.	Limited	AeroVironment Inc.

Technical Data setting forth or describing the design, configuration or manufacture of the Digital Data Link (DDL) communication system and the miniature Digital Data Link (Mini DDL) communication system, SB Block 20.

	Developed exclusively at private expense.	Limited	AeroVironment Inc.
Software of the Digital Data Link (DDL) communication system and the miniature Digital Data Link (Mini DDL) communication system, SB Block 20.	Developed exclusively at private expense.	Restricted	AeroVironment Inc.

Technical Data setting forth or describing design, configuration or manufacture of SB in documents and data packages for SB simulation training, SB user guide, SB briefing package, SB technical description of tactics, SB procedures, SB mock-ups, SB flight simulator, SB Block 1 and 20 series.

	Developed exclusively at private expense.	Limited	AeroVironment Inc.
SB flight simulator software, SB Block 1 and 20 series.	Developed exclusively at private expense.	Restricted	AeroVironment Inc.

Technical Data generated by AV under this contract and set forth in the Management Plan IAW DI-MGMT-80004A (A001), the Performance and Cost Report IAW D-FNCL-80912 (A010), the Interim Report IAW DI-MISC-80711 (A004), the Final Report IAW DI-MISC-80711 (A005), and the Presentation Material IAW DI-ADMN-81373 (A012).

	Developed under a Small Business Innovation Research (SBIR) Program	Rights in SBIR data generated under this contract	AeroVironment, Inc.
Software generated by AV under this contract.	Developed under a SBIR Program	Rights in SBIR data generated under this contract	AeroVironment Inc.

Technical Data generated by AV under contract number FA8650-10-C-7013 (AFSOC/AFRL SBIR III - ‘Switchblade’) warhead enhancements, payload improvements, IR camera integration, and vehicle/warhead pointing algorithms.

	Developed under a SBIR Program	Rights in SBIR data generated under another contract	AeroVironment Inc.
Software generated by AV under contract number FA8650-10-C-7013 (AFSOC/AFRL SBIR III — ‘Switchblade’) programs and coding for pointing the	Developed under a SBIR Program	Rights in SBIR data generated under another contract	AeroVironment Inc.

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Technical Data or Computer Software to be Furnished With Restrictions*	Basis for Assertion **	Asserted Rights Category ***	Name of Person Asserting Restrictions ****
vehicle and/or warhead
Technical Data generated by AV under contract number H92222-06-P-0020 (Phase I SBIR - “Off-Board Sensing UAS System Concept”).	Developed under a SBIR Program	Rights in SBIR data generated under another contract	AeroVironment Inc.
Software generated by AV under contract number H92222-06-P-0020 (Phase I SBIR — “Off-Board Sensing UAS System Concept”).	Developed under a SBIR Program	Rights in SBIR data generated under another contract	AeroVironment Inc.
Technical Data generated by AV under contract number FA9453-06-C-0202 (Phase II SBIR — “Miniature Unmanned Aerial Vehicle Munition System (LMAMS)”).	Developed under a SBIR Program	Rights in SBIR data generated under another contract	AeroVironment Inc.
Software generated by AV under contract number FA9453-06-C-0202 (Phase II SBIR — “Miniature Unmanned Aerial Vehicle Munition System (LMAMS)”).	Developed under a SBIR Program	Rights in SBIR data generated under another contract	AeroVironment Inc.

*              For technical data (other than computer software documentation) pertaining to items, components, or processes developed at private expense, identify both deliverable technical data and each such item. components, or processes. For computer software or computer software documentation identify the software or documentation.

**           Generally, development at private expense, either exclusively or partially. is the only basis for asserting restrictions. For technical data, other than computer software documentation, development refers to development of the item, component, or process to which the data pertain. The Government’s rights in computer software documentation generally may not be restricted. For computer software, development refers to the software. Indicate whether development was accomplished exclusively or partially at private expense. If development was not accomplished at private expense, or for computer software documentation, enter the specific basis for asserting restrictions.

***         Enter asserted rights category (e.g. government purpose license rights from a prior contract, rights in SBIR data generated under another contract, limited, restricted, or government purpose rights under this or a prior contract or specially negotiated licenses).

****       Corporation, individual, or other person, as appropriate.

*****    Enter “none” when all data or software will be submitted without restriction.

Date:	5 August 2010
Printed Name:	[***]
Title:	Principal Contract Administrator
Signature:	/s/ [***]

[***]             Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

DFARS 252.277-7017 Identification and Assertion of Use, Release, or Disclosure Restrictions (JUN 1995)

LIST OF NONCOMMERCIAL TECHNICAL DATA OR
NONCOMMERCIAL COMPUTER SOFTWARE FURNISHED TO THE GOVERNMENT WITH RESTRICTIONS

Performance of this contract involves the application of privately developed intellectual property as claimed by the contractor. As such, the contractor asserts for it, or the persons identified below, that the Government’s rights to use, release, or disclose the noncommercial technical data or noncommercial computer software listed herein should be restricted.

The Government agrees with the contractor’s stated position subject to the following: In the event that it is later determined that the asserted rights herein are inconsistent with other more favorable pre-existing rights previously afforded to the Government, then such more favorable pre-existing rights previously afforded to the Government shall apply to this contract.

Technical Data or Computer Software to be Furnished With Restrictions*	Basis for Assertion **	Asserted Rights Category ***	Name of Person Asserting Restrictions ****
Technical Data setting forth or describing the design, configuration, or manufacture of the Switchblade (SB) [***], Block 1 and 10 series	Developed exclusively at private expense.	Limited	ATK Aerospace Systems
Technical Data setting forth or describing the design, configuration, or manufacture of the SB [***], Block 1 and 10 series	Developed exclusively at private expense.	Limited	ATK Aerospace Systems
Technical Data setting forth or describing the design, configuration, or manufacture of the SB [***], Block 1 and 10 series	Developed exclusively at private expense.	Limited	ATK Aerospace Systems
Technical Data setting forth or describing the design, configuration, or manufacture of the SB [***], Block 1 and 10 series	Developed exclusively at private expense.	Limited	ATK Aerospace Systems
SB [***], Block 1 and 10 series	Developed exclusively at private expense.	Limited	ATK Aerospace Systems
Technical Data setting forth or describing the design, configuration, or manufacture of the SB [***], Block 1 series	Developed exclusively at private expense.	Limited	ATK Aerospace Systems
Technical Data setting forth or describing the design, configuration, or manufacture of the SB [***], Block 1 and 10 series	Developed exclusively at private expense.	Limited	ATK Aerospace Systems
Technical Data setting forth or describing the design, configuration, or manufacture of the SB [***], Block 1 and 10 series	Developed exclusively at private expense.	Limited	ATK Aerospace Systems
Technical Data setting forth or describing the design, configuration, or manufacture of SB [***], Block 1 and 10 series	Developed exclusively at private expense.	Limited	ATK Aerospace Systems
Technical Data setting forth or describing the design, configuration or manufacture of the SB [***], Block 1 and 10 series	Developed exclusively at private expense.	Limited	ATK Aerospace Systems
Technical Data setting forth or describing the	Developed exclusively at	Limited	ATK Aerospace

[***]                   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Technical Data or Computer Software to be Furnished With Restrictions*	Basis for Assertion **	Asserted Rights Category ***	Name of Person Asserting Restrictions ****
design, configuration, or manufacture of the [***]	private expense.		Systems
Technical Data setting forth or describing the design, configuration, or manufacture of SB [***], Block 1 and 10 series	Developed exclusively at private expense.	Limited	ATK Aerospace Systems
Technical Data setting forth or describing the design, configuration, or manufacture of the SB [***], Block 10 series	Developed exclusively at private expense.	Limited	ATK Aerospace Systems

*              For technical data (other than computer software documentation) pertaining to items, components, or processes developed at private expense, identify both the deliverable technical data and each such item, components, or processes. For computer software or computer software documentation identify the software or documentation.

**           Generally, development at private expense, either exclusively or partially, is the only basis for asserting restrictions. For technical data, other than computer software documentation, development refers to development of the item, component, or process to which the data pertain. The Government’s rights in computer software documentation generally may not be restricted. For computer software, development refers to the software. Indicate whether development was accomplished exclusively or partially at private expense. If development was not accomplished at private expense, or for computer software documentation, enter the specific basis for asserting restrictions.

***         Enter asserted rights category (e.g. government purpose license rights from a prior contract, rights in SBIR data generated under another contract, limited, restricted, or government purpose rights under this or a prior contract or specially negotiated licenses). .

****       Corporation, individual, or other person, as appropriate.

*****    Enter “none” when all data or software will be submitted without restriction.

Date:	23 November 2010
Printed Name:	[***]
Title:	Contract Specialist
Signature:	/s/ [***]

[***]             Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.